UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices) (zip code)

Sean O’Malley, Esq.

Senior Vice President and General Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis, & Bockius, LLP

1111 Pennsylvania Avenue, NW

Washington, D.C. 20004

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Report to Shareholders.

(a) The Reports to Shareholders are attached herewith.

The Select Sector SPDR Trust
Annual Report

September 30, 2022

Select Sector SPDR Funds
The Select Sector SPDR Trust consists of eleven separate investment portfolios (each a “Select Sector SPDR Fund” or a “Fund” and collectively the “Select Sector SPDR Funds” or the “Funds”).
Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500®† and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of eleven major industry sectors that make up the S&P 500®, in the same way as they would buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on NYSE Arca, Inc.
Eleven Select Sector SPDR Funds
Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:
The Communication Services Select Sector SPDR Fund	XLC
The Consumer Discretionary Select Sector SPDR Fund	XLY
The Consumer Staples Select Sector SPDR Fund	XLP
The Energy Select Sector SPDR Fund	XLE
The Financial Select Sector SPDR Fund	XLF
The Health Care Select Sector SPDR Fund	XLV
The Industrial Select Sector SPDR Fund	XLI
The Materials Select Sector SPDR Fund	XLB
The Real Estate Select Sector SPDR Fund	XLRE
The Technology Select Sector SPDR Fund	XLK
The Utilities Select Sector SPDR Fund	XLU
Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500®. Each stock in the S&P 500® is allocated to one Select Sector Index. The combined companies of the eleven Select Sector Indexes represent all of the companies in the S& P 500®. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.
Objective
Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversification, sector investments may also offer opportunities for returns greater than an investment in the entire constituents of the S&P 500®.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.
† S&P 500: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged, index of common stock prices.

[This Page Intentionally Left Blank]

Notes to Performance Summaries (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Communication Services Select Sector Index includes companies that have been identified as Communication Services companies by the Global Industry Classification Standard (GICS® ), including securities of companies from the following industries: diversified telecommunication services; wireless telecommunication services; media; entertainment; and interactive media & services.
The Consumer Discretionary Select Sector Index seeks to provide an effective representation of the consumer discretionary sector of the S&P 500 Index. The Index includes companies from the following industries: retail (specialty, multiline, internet and direct marketing); hotels, restaurants and leisure; textiles, apparel and luxury goods; household durables; automobiles; auto components; distributors; leisure products; and diversified consumer services.
The Consumer Staples Select Sector Index seeks to provide an effective representation of the consumer staple sector of the S&P 500 Index. The Index includes companies from the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products.
The Energy Select Sector Index seeks to provide an effective representation of the energy sector of the S&P 500 Index. The Index includes companies from the following industries: oil, gas and consumable fuels; and energy equipment and services.
The Financials Select Sector Index seeks to provide an effective representation of the financial sector of the S&P 500 Index. The Index includes companies from the following industries: diversified financial services; insurance; banks; capital markets; mortgage real estate investment trusts ("REITs"); consumer finance; and thrifts and mortgage finance.
The Health Care Select Sector Index seeks to provide an effective representation of the health care sector of the S&P 500 Index. The Index includes companies from the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology.
The Industrials Select Sector Index seeks to provide an effective representation of the industrial sector of the S&P 500 Index. The Index includes companies from the following industries: aerospace and defense; industrial conglomerates; marine; transportation infrastructure; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products.
The Materials Select Sector Index seeks to provide an effective representation of the materials sector of the S&P 500 Index. The Index includes companies from the following industries: chemicals; metals and mining; paper and forest products; containers and packaging; and construction materials.
The Real Estate Select Sector Index seeks to provide an effective representation of the real estate sector of the S&P 500 Index. The Index includes companies from the following industries: real estate management and development and REITs, excluding mortgage REITs.
See accompanying notes to financial statements.

Notes to Performance Summaries (Unaudited)  (continued)
The Technology Select Sector Index seeks to provide an effective representation of the technology sector of the S&P 500 Index. The Index includes companies from the following industries: technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electronic equipment, instruments and components.
The Utilities Select Sector Index seeks to provide an effective representation of the utilities sector of the S&P 500 Index. The Index includes companies from the following industries: electric utilities; water utilities; multi-utilities; independent power producers and renewable electricity producers; and gas utilities.
The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.
See accompanying notes to financial statements.

THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Communication Services Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Communication Services Select Sector Index. The Fund’s benchmark is the Communication Services Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was –39.71%, and the Index was –39.69%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.
It was a difficult year for Communication Services as all four quarters of the Reporting Period had negative returns. The final quarter of 2021 ended only slightly in the red as top name Alphabet did enjoy gains from strengthening internet advertising business as people were spending more time using the google search function to shop online leading up to and during the holiday season. The first quarter of 2022, Facebook owner Meta Platforms retreated after the social media company revealed a weaker-than-anticipated forecast, thanks to Apple’s privacy changes and greater competition for users from rival social media platforms like TikTok., Meta also warned about extended slowing revenue growth over the Reporting Period due to heightened competition for users and shifts in online activity toward features like short videos, which generate less revenue.
Walt Disney Co. managed to enjoy increased subscription growth for its flagship Disney+ streaming service despite increased competition in an already crowded digital media market. Disney also saw record income from its theme parks and resorts as the worst of the pandemic subsided. Twitter shares benefited late spring as well on Elon Musk’s disclosed 9% stake in the social media company. Toward the end of the Reporting Period, Warner Bros. Discovery, the new company that combined Discovery with AT&T’s WarnerMedia earlier in 2022, laid out ambitious plans to expand, such as combined streaming service for HBO Max and Discovery+. Unfortunately, these successes were far outweighed by the continued struggles of the top names in the Communication Services Index. Meta Platforms and Alphabet fell by 60% and 28%, respectively, during the Reporting Period. Netflix also continued to lose subscribers to growing competitive streaming services. Overall, every name in the Index suffered negative returns for the Reporting Period, except for one. T-Mobile returned +5% for the Reporting Period as the company grabbed the 5G lead over Verizon, as the costly integration for the Sprint deal neared a close.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were News Corp. Class B, Discovery Inc. Class C and T-Mobile Inc. The top negative contributors to the Fund’s performance during the Reporting Period were Alphabet Inc. Class C, Alphabet Inc. Class A and Meta Platforms Inc. Class A.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Communication Services Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Communication Services Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Communication Services Select Sector Index	S&P 500 Index
ONE YEAR	– 39.71%	– 39.67%	– 39.69%	– 15.47%	– 39.71%	– 39.67%	– 39.69%	– 15.47%
SINCE INCEPTION (1)	– 0.59%	– 0.54%	– 0.16%	39.31%	– 0.14%	– 0.13%	– 0.04%	8.04%

(1)	For the period June 18, 2018 to September 30, 2022.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
* Inception date.
The total expense ratio for The Communication Services Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Communication Services Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
Meta Platforms, Inc. Class A	1,340,924,490	17.7%
Alphabet, Inc. Class A	911,071,128	12.1
Alphabet, Inc. Class C	818,964,452	10.8
T-Mobile US, Inc.	349,998,545	4.6
Activision Blizzard, Inc.	342,617,449	4.5
TOTAL	3,763,576,064	49.7%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Discretionary Select Sector Index. The Fund’s benchmark is the Consumer Discretionary Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was –20.06%, and the Index was –20.01%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.
The Fund started out the Reporting Period with positive returns the last quarter of 2021. Consumer confidence in the U.S. improved in December, helping out year-end sales during the holiday season. Increased confidence also suggested economic growth momentum will continue in 2022 despite the persistent inflation.
During the last three quarters of the Reporting Period, Amazon shares rallied in February after the e-commerce giant surprised investors with a near doubling in profit over the holiday period, especially after warning of supply chain problems.  Shortly thereafter, Amazon announced a 20:1 stock split was slated for June 2022 along with a $10 billion stock repurchase plan. Travel and leisure groups started to regain some profitability in April following the major slump caused by the COVID-19 pandemic.  Profit outlook for automotive companies even started to slowly improve.
Unfortunately, positive momentum was seriously trumped by negative news from Tesla, the Fund’s second largest weighted name, in the second quarter of 2022, helping the overall Fund’s performance to fall over 25%. Tesla had a difficult few months, thanks to concerns over inflation and possible recession. In addition, the zero-tolerance COVID-19 lockdown measures in Beijing weighed on Tesla’s ongoing supply-chain problems and surging raw material costs. CEO Elon Musk’s high-profile Twitter takeover bid also added to concern that he would sell off holdings to pay for this potential acquisition. Finally, the Fund was able to manage a small positive uptick toward the end of the Reporting Period, as names like Dollar Tree and Dollar General surged after the discount variety store chains revealed better-than-expected profits.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Dollar General Corp., O’Reilly Automotive and Autozone, Inc. The top negative contributors to the Fund’s performance during the Reporting Period were Nike Inc. Class B, Tesla and Amazon.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Consumer Discretionary Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Consumer Discretionary Select Sector Index	S&P 500 Index
ONE YEAR	– 20.06%	– 20.05%	– 20.01%	– 15.47%	– 20.06%	– 20.05%	– 20.01%	– 15.47%
FIVE YEARS	66.51%	66.60%	67.59%	55.55%	10.74%	10.75%	10.88%	9.24%
TEN YEARS	245.53%	245.63%	250.93%	202.44%	13.20%	13.20%	13.38%	11.70%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
Amazon.com, Inc.	3,154,805,303	22.4%
Tesla, Inc.	3,062,314,964	21.7
Home Depot, Inc.	670,102,078	4.7
McDonald's Corp.	647,235,622	4.6
Lowe's Cos., Inc.	574,151,322	4.1
TOTAL	8,108,609,289	57.5%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Staples Select Sector Index. The Fund’s benchmark is the Consumer Staples Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was –0.63%, and the Index was –0.49%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses and cash contributed to the difference between the Fund’s performance and that of the Index.
The Reporting Period was a volatile period for the securities markets as significantly heightened geopolitical issues, lingering and growing higher inflation readings, dramatic increases in the Federal Funds rate and declining consumer sentiment surveys collectively impacted market returns. The Consumer Staples Sector (the “Sector”) did relatively well in this environment posting a very modest decline. This Sector was helped by its relatively defensive nature as though consumers may delay some discretionary purchases the nature of this segment generally precludes appreciably delaying purchases. Slight easing of supply chains also helped this sector with continuing expectations of further improvements on the input side. In a reversal from the prior period, firms who’s business model involved supplying restaurants were helped by a more mobile consumer as the impacts from COVID-19 modestly waned in terms of foot traffic. In general, the firms that have pricing power and can pass on higher input costs to the end consumers were the best performing stocks within this sector during this Reporting Period. The markets “risk off” mindset during the last two quarters of the Reporting Period also contributed to this fund’s returns.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Coca-Cola Company, General Mills, Inc. and PepsiCo, Inc. The top negative contributors to the Fund’s performance during the Reporting Period were Procter & Gamble Company, Walgreens Boots Alliance, Inc. and Estee Lauder Companies Inc. Class A.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Consumer Staples Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Consumer Staples Select Sector Index	S&P 500 Index
ONE YEAR	– 0.63%	– 0.57%	– 0.49%	– 15.47%	– 0.63%	– 0.57%	– 0.49%	– 15.47%
FIVE YEARS	41.37%	41.48%	42.31%	55.55%	7.17%	7.19%	7.31%	9.24%
TEN YEARS	143.07%	143.24%	146.93%	202.44%	9.29%	9.30%	9.46%	11.70%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
Procter & Gamble Co.	2,098,652,740	14.5%
PepsiCo, Inc.	1,567,382,365	10.8
Coca-Cola Co.	1,516,786,764	10.5
Costco Wholesale Corp.	1,455,261,279	10.1
Walmart, Inc.	679,026,062	4.7
TOTAL	7,317,109,210	50.6%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index. The Fund’s benchmark is the Energy Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was 44.34%, and the Index was 44.49%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cumulative security misweights between the Fund and the Index and Fund expenses contributed to the difference between the Fund’s performance and that of the Index.
The energy sector proved to be the strongest sector over the last 12 months far outpacing Utilities as the only other positive performing sector which returned over 5%. Much of the strong performance in energy can be attributed to general inflation, higher oil prices, and the Russia-Ukraine war that exacerbated supply chain and inflation problems.
Within the last 12 months, the U.S. Federal Reserve took a more hawkish turn and began fighting inflation with its first rate hikes since 2018. Inflation has remained persistent as the U.S. Federal Reserve continues to raise interest rates. With gas prices peaking in the middle of the summer months, the U.S. government released oil reserves helping to relieve pressure and reduce gas price.
The Fund used index futures contracts in order to equitize cash and receivables during the Reporting Period. The Fund’s use of index futures contracts helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Occidental Petroleum Corporation, Exxon Mobil Corporation, and Chevron Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were E-mini SP 500 Energy (CME) Dec 21, E-mini SP 500 Energy (CME) Jun 22 and Baker Hughes Company Class A.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Energy Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Energy Select Sector Index	S&P 500 Index
ONE YEAR	44.34%	44.42%	44.49%	– 15.47%	44.34%	44.42%	44.49%	– 15.47%
FIVE YEARS	33.58%	33.64%	34.47%	55.55%	5.96%	5.97%	6.10%	9.24%
TEN YEARS	41.17%	41.31%	42.93%	202.44%	3.51%	3.52%	3.64%	11.70%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
Exxon Mobil Corp.	7,640,126,683	22.8%
Chevron Corp.	6,556,871,802	19.6
ConocoPhillips	1,510,057,709	4.5
EOG Resources, Inc.	1,496,393,298	4.5
Pioneer Natural Resources Co.	1,490,246,722	4.4
TOTAL	18,693,696,214	55.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index. The Fund’s benchmark is the Financial Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was –17.67%, and the Index was –17.65%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses and cash contributed to the difference between the Fund’s performance and that of the Index.
There were a number of factors that contributed to this Fund’s decline during the Reporting Period. The combination of declining loan growth and an inverted yield curve raised significant worries regarding potential revenue challenges for the banking segment. Additionally, this sector continued to be impacted by a heightened regulatory environment with a particular focus on ESG and lending standards. As markets declined during the Reporting Period, revenue concerns increased for the firms with an asset management business focus. Along with declining markets, recession concerns rose significantly bringing with it worries regarding an uptick of bad debt being on balance sheets although by many measures firms and consumers were better positioned relative to other sizable market down turns. Rising interest rates were not a negative for all constituents as there were expectations that insurance companies would be better positioned in regard to revenue and investment returns.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Progressive Corporation, Arthur J. Gallagher & Co. and M&T Bank Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were JPMorgan Chase & Co., Bank of America Corp. and Citigroup Inc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Financial Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Financial Select Sector Index	S&P 500 Index
ONE YEAR	– 17.67%	– 17.59%	– 17.65%	– 15.47%	– 17.67%	– 17.59%	– 17.65%	– 15.47%
FIVE YEARS	29.69%	29.81%	30.50%	55.55%	5.34%	5.36%	5.47%	9.24%
TEN YEARS	190.01%	190.27%	193.74%	202.44%	11.24%	11.24%	11.38%	11.70%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
Berkshire Hathaway, Inc. Class B	3,906,129,039	14.5%
JPMorgan Chase & Co.	2,483,914,840	9.2
Bank of America Corp.	1,711,196,145	6.3
Wells Fargo & Co.	1,236,532,569	4.6
Charles Schwab Corp.	889,505,883	3.3
TOTAL	10,227,278,476	37.9%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index. The Fund’s benchmark is the Health Care Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was –3.47%, and the Index was –3.37%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses and cash contributed to the difference between the Fund’s performance and that of the Index.
The COVID-19 pandemic and the policy and medical response to it continued to have an appreciable impact on many of the constituents of this Fund during the Reporting Period. This was most notably manifested on the demand side as the medical community continues to work down the backlog of deferred medical procedures. Additionally, market expectations are for a much higher run rate of government spending on healthcare and research than the historical norm. This change was heavily influenced by the pandemic and the responses to the pandemic. Another positive for this sector was a decline in regulatory concerns during the Reporting Period. Also, secular trends such as the continuing increased health care demands associated with the ongoing aging of the American population continue to make a positive contribution to many of this Fund’s constituents. This demographic trend is anticipated to lead to continued strong growth in the medical products, pharmaceuticals and medical services markets. Additionally, the return for many of the constituents of this Fund were helped by the sector’s continued dramatic innovation success as evidenced by a much quicker than anticipated response to the COVID-19 pandemic. This spirit and success at innovation has positively contributed to the Fund in the past and breakthroughs associated with the recent pandemic response are expected to contribute to returns in the future. Finally though slower than recent periods, mergers and acquisitions both completed and anticipated contributed to this Fund’s return.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were AbbVie, Inc., UnitedHealth Group Incorporated and Eli Lilly and Company. The top negative contributors to the Fund’s performance during the Reporting Period were Moderna, Inc., Intuitive Surgical, Inc. and Medtronic Plc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Health Care Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Health Care Select Sector Index	S&P 500 Index
ONE YEAR	– 3.47%	– 3.38%	– 3.37%	– 15.47%	– 3.47%	– 3.38%	– 3.37%	– 15.47%
FIVE YEARS	61.16%	61.31%	62.25%	55.55%	10.01%	10.04%	10.16%	9.24%
TEN YEARS	255.21%	255.62%	260.63%	202.44%	13.51%	13.53%	13.69%	11.70%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
UnitedHealth Group, Inc.	3,710,878,873	10.4%
Johnson & Johnson	3,373,879,307	9.4
Eli Lilly & Co.	2,003,166,831	5.6
Pfizer, Inc.	1,929,242,832	5.4
AbbVie, Inc.	1,864,038,529	5.2
TOTAL	12,881,206,372	36.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Industrial Select Sector Index. The Fund’s benchmark is the Industrial Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was –13.95%, and the Index was –13.87%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses contributed to the difference between the Fund’s performance and that of the Index.
After a promising first fiscal quarter (+8.6%), the Index retreated for the rest of the Reporting Period leading to an overall loss of 13.95% for the fiscal year and giving back much of the previous fiscal year’s 29% gain. The good times early in the Reporting Period led by humanity’s re-emergence from the COVID-19 pandemic gave way to conflict, global inflation, and supply chain shortcomings that were primary drivers of Fund’s performance during the Reporting Period. The slide started as the calendar turned to 2022. Investor sentiment was weighed down by concerns around the Russia-Ukraine war and the tightening stance adopted by the U.S. Federal Reserve in the wake of surging inflation. The third fiscal quarter was the primary source for the overall return losing 14.8% alone during that three month stretch. During that quarter, energy and commodity prices were pushed to extreme levels as a result of the war and the trickle effect of higher fuel prices led to increased supply chain disruptions.
The Fund used index futures contracts in order to equitize cash and receivables during the Reporting Period. The Fund’s use of index futures contracts helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Waste Management, Inc., Northrop Grumman Corp. and Lockheed Martin Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were 3M Company, Boeing Company and General Electric Company.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Industrial Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Industrial Select Sector Index	S&P 500 Index
ONE YEAR	– 13.95%	– 13.84%	– 13.87%	– 15.47%	– 13.95%	– 13.84%	– 13.87%	– 15.47%
FIVE YEARS	27.53%	27.66%	28.51%	55.55%	4.98%	5.01%	5.14%	9.24%
TEN YEARS	174.67%	174.98%	179.02%	202.44%	10.63%	10.64%	10.81%	11.70%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
Union Pacific Corp.	568,364,946	5.1%
Raytheon Technologies Corp.	564,644,903	5.1
United Parcel Service, Inc. Class B	552,290,398	5.0
Honeywell International, Inc.	525,493,160	4.7
Deere & Co.	433,841,307	3.9
TOTAL	2,644,634,714	23.8%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Materials Select Sector Index. The Fund’s benchmark is the Materials Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was –12.23%, and the Index was –12.15%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cumulative security misweights between the Fund and the Index and Fund expenses contributed to the difference between the Fund’s performance and that of the Index.
Global economic activity continued to expand in the fourth quarter of 2021, albeit at a measurably moderate pace, with several factors contributing to multiple headwinds. Supply chain bottlenecks continued to persist and sapped growth momentum during the quarter. Rising COVID-19 cases toward the end of the quarter triggered disruption to services and created further bottlenecks related to labor, transportation and goods. Key central banks across regions pivoted to a hawkish stance amid persistent high inflation, thereby increasing the risk to growth momentum in early 2022.
On the fiscal front, the U.S. Congress passed a bipartisan infrastructure bill, whereas the more ambitious “build back better” spending bill did not find enough support in the Senate. On the monetary policy front, global central banks, led by the U.S. Federal Reserve, turned mostly hawkish by varying degrees. The U.S. Federal Reserve abandoned its notion of ‘transitory inflation’, as inflation is now expected to persist longer than expected and announced that it would double the pace of tapering, paving the way for a rate hike in early 2022. With fiscal stimulus in place, this proved to be the only quarter for the Reporting Period where the Fund generated positive returns. During this quarter, the Fund was up 15.1%.
Global economic growth and equity markets faced multiple headwinds in the first quarter of 2022. Commodity prices accelerated the trend as western countries imposed strict sanctions on Russia’s economy. Hawkish pivot by western central banks amid rising inflation also weighed on stocks and bonds. The Russia-Ukraine war further exacerbated the supply chain and inflation problems at the end of February.
On the monetary policy front, the major central banks adopted a more hawkish tone in the quarter amid stubbornly high inflation. The U.S. Federal Reserve delivered its first rate hike since 2018 but surprised the markets, signaling a much more hawkish pivot with expectations of six further 25 bp hikes this year. With the back drop of rising inflation and continued supply disruptions and the Fund dropped –2.4% for the quarter.
Persistent inflation pressure forced central banks to accelerate tightening, risking a hard landing. Incoming data from key developed markets pointed toward broad-based deceleration in economic activities. However, China’s rebound helped soften the pace of the global slowdown. Geopolitical risks remained elevated amid the ongoing Russia-Ukraine war and continued escalations between the United States (U.S.) and China over Taiwan.
Markets remained volatile in the second quarter of 2022 and equities and bonds posted sharp declines. Concerns over persistent inflation, hawkish central bank actions and the ongoing Russia-Ukraine war weighed heavily on sentiment. Combined, this help drive performance down for the quarter. The Fund returned –15.9% during this quarter.
Global markets declined and growth stumbled in the third quarter of 2022 as inflation remained persistently high, geopolitical tensions escalated, and central banks raised aggressively, signaling larger-than-expected future hikes. After the Fund rallied early in the quarter, risk assets declined in August and September as central banks struggled with inflation amid slowing economic growth. This again weighed on performance for the Fund. For the quarter, the Fund returned –7.1%.
The Fund used index futures contracts in order to equitize cash and receivables during the Reporting Period. The Fund’s use of index futures contracts helped the Fund track the Index.
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)  (continued)
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Albemarle Corporation, Corteva Inc, and CF Industries Holdings, Inc. The top negative contributors to the Fund’s performance during the Reporting Period were Ball Corporation, Ecolab Inc. and Sherwin-Williams Company.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Materials Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Materials Select Sector Index	S&P 500 Index
ONE YEAR	– 12.23%	– 12.14%	– 12.15%	– 15.47%	– 12.23%	– 12.14%	– 12.15%	– 15.47%
FIVE YEARS	32.35%	32.51%	32.82%	55.55%	5.77%	5.79%	5.84%	9.24%
TEN YEARS	127.29%	127.62%	129.74%	202.44%	8.56%	8.57%	8.67%	11.70%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
Linde PLC	833,406,752	17.7%
Air Products & Chemicals, Inc.	320,191,330	6.8
Sherwin-Williams Co.	299,552,321	6.4
Corteva, Inc.	254,745,211	5.4
Freeport-McMoRan, Inc.	242,426,338	5.2
TOTAL	1,950,321,952	41.5%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE REAL ESTATE SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Real Estate Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Real Estate Select Sector Index. The Fund’s benchmark is the Real Estate Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was –16.46%, and the Index was –16.37%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees contributed to the difference between the Fund’s performance and that of the Index.
Fueled by the expansion of global activity, the real estate sector advanced nearly 17% over the first quarter of the Reporting Period and was the top performing sector in the S&P 500 Index. At the start of 2022 however, the sector along with the rest of the equity markets began to face multiple headwinds, rising COVID-19 cases, supply chain bottlenecks that sapped growth momentum and the pivot to a hawkish stance by key central banks. Amid persistent high inflation, central banks raised interest rates aggressively. Signs of higher interest rates weighed on the housing market – home prices were observed to be 40% higher compared with the start of 2020 and the number of home sales declined as 30-year mortgage rates topped 6%. These headwinds weighed on the real estate sector and the Fund declined over 30% over the last three quarters of the Reporting Period.
All sub-industries posted negative returns over the Reporting Period. Within the Specialized REITs sub-industry, self-storage REITs tend to have low economic sensitivity and performed well as demand remained strong. The Real Estate Services sub-industry performed the worst. After observing strong growth over the prior year, the stock price of CBRE Group showed weakness from the headwinds and declined over 30%.
The Fund used index equity futures in order to equitize cash and dividend receivables during the Reporting Period. The Fund’s use of index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Public Storage, Extra Space Storage Inc. and Duke Realty Corporation. The top negative contributors to the Fund’s performance during the Reporting Period were Prologis, Inc., Equinix, Inc. and American Tower Corporation.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Real Estate Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Real Estate Select Sector Index	S&P 500 Index
ONE YEAR	– 16.46%	– 16.42%	– 16.37%	– 15.47%	– 16.46%	– 16.42%	– 16.37%	– 15.47%
FIVE YEARS	31.79%	31.88%	32.62%	55.55%	5.68%	5.69%	5.81%	9.24%
SINCE INCEPTION (1)	52.57%	52.66%	54.01%	104.75%	6.23%	6.24%	6.38%	10.81%

(1)	For the period October 7, 2015 to September 30, 2021.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
* Inception date.
The total expense ratio for The Real Estate Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
American Tower Corp. REIT	542,577,602	11.8%
Prologis, Inc. REIT	408,294,942	8.8
Crown Castle, Inc. REIT	339,755,668	7.4
Equinix, Inc. REIT	281,207,192	6.1
Public Storage REIT	251,159,242	5.4
TOTAL	1,822,994,646	39.5%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index. The Fund’s benchmark is the Technology Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was –19.82%, and the Index was –19.73%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag, and cumulative effects of individual security misweights contributed to the difference between the Fund’s performance and that of the Index.
The Fund had positive performance in one of the four quarters of the Reporting Period. Performance in the first quarter of the Reporting Period was positive due to the signing of the $1.2 trillion bipartisan Infrastructure Investment and Jobs Act, strong earnings growth, and progress in the fight against COVID-19 despite the emergence of the highly infectious Omicron variant. Performance in the last three quarters of the Reporting Period was negative on the back of rising inflation, tighter monetary policy, declining consumer sentiment, ongoing supply chain issues, the Russia-Ukraine war and recessionary fears despite lower levels of unemployment and positive earnings were primary drivers of the Fund’s overall performance during the Reporting Period.
The Fund used index futures contracts in order to equitize cash and receivables during the Reporting Period. The Fund’s use of index futures contracts helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Xilinx, Inc., Automatic Data Processing, Inc. and Enphase Energy, Inc. The top negative contributors to the Fund’s performance during the Reporting Period were PayPal Holdings, Inc. and Microsoft Corporation and Apple Inc.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Technology Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Technology Select Sector Index	S&P 500 Index
ONE YEAR	– 19.82%	– 19.77%	– 19.73%	– 15.47%	– 19.82%	– 19.77%	– 19.73%	– 15.47%
FIVE YEARS	112.63%	112.74%	– 114.43%	55.55%	16.29%	16.30%	16.48%	9.24%
TEN YEARS	346.79%	347.01%	354.78%	202.54%	16.15%	16.15%	16.35%	11.70%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
Apple, Inc.	8,308,046,125	23.3%
Microsoft Corp.	8,099,263,092	22.7
NVIDIA Corp.	1,417,350,975	4.0
Visa, Inc. Class A	1,354,390,809	3.8
Mastercard, Inc. Class A	1,131,256,642	3.2
TOTAL	20,310,307,643	57.0%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Utilities Select Sector Index. The Fund’s benchmark is the Utilities Select Sector Index (the “Index”).
For the 12-month period ended September 30, 2022 (the “Reporting Period”), the total return for the Fund was 5.46%, and the Index was 5.58%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses and cash contributed to the difference between the Fund’s performance and that of the Index.
Despite a challenging market environment especially during the last two quarters of the Reporting Period, this Fund was still able to generate a positive return. One factor that positively contributed to this Fund’s return was a pickup in electricity demand owing to both more extreme weather conditions and a continued uptick in activity as the COVID-19 pandemic’s impact waned appreciably during the Reporting Period. Another positive contributing factor was the government’s continued support for green energy initiatives. This Fund’s returns were also buoyed by a general “risk off” market environment as investors seemed to appreciate the relative defensive nature of this sector. The last two quarters have been marked by increased investor appetite for funds with comparatively higher dividend yields which has helped this Fund as the Utilities Sector has historically from a sector perspective had one of the higher dividend yields. This Reporting Period saw dramatic increases in the Federal Funds rate which has typically hurt this Fund but in this case the relative predictability of the constituents’ businesses has over shadowed profitability concerns associated with higher interest rates. There’s also an expectation that higher input costs can be passed on to the end users in the current inflationary environment.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Exelon Corporation, Sempra Energy, and Southern Company. The top negative contributors to the Fund’s performance during the Reporting Period were Public Service Enterprise Group Inc, American Water Works Company, Inc. and PPL Corporation.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
Performance Summary (Unaudited)
Performance as of September 30, 2022

	Cumulative Total Return				Average Annual Total Return
	Net Asset Value	Market Value	Utilities Select Sector Index	S&P 500 Index	Net Asset Value	Market Value	Utilities Select Sector Index	S&P 500 Index
ONE YEAR	5.46%	5.60%	5.58%	– 15.47%	5.46%	5.60%	5.58%	– 15.47%
FIVE YEARS	44.89%	44.05%	45.75%	55.55%	7.70%	7.72%	7.83%	9.24%
TEN YEARS	152.13%	152.42%	156.22%	202.44%	9.69%	9.70%	9.87%	11.70%

Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the most recent prospectus is 0.10%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2022.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssga.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund
Portfolio Statistics (Unaudited)
Top Five Holdings as of September 30, 2022

Description	Market Value	% of Net Assets
NextEra Energy, Inc.	2,624,605,306	16.3%
Southern Co.	1,231,461,300	7.6
Duke Energy Corp.	1,220,194,222	7.6
Dominion Energy, Inc.	980,181,878	6.1
Sempra Energy	802,888,666	5.0
TOTAL	6,859,331,372	42.6%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2022*
* The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.
See accompanying notes to financial statements.

THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.9%
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.8%
AT&T, Inc.	22,217,498	$ 340,816,419
Lumen Technologies, Inc. (a)	9,006,112	65,564,495
Verizon Communications, Inc.	8,929,579	339,056,115
		745,437,029
ENTERTAINMENT — 23.9%
Activision Blizzard, Inc.	4,608,790	342,617,449
Electronic Arts, Inc.	2,497,487	288,984,221
Live Nation Entertainment, Inc. (b)	1,343,354	102,148,638
Netflix, Inc. (b)	1,439,688	338,960,143
Take-Two Interactive Software, Inc. (b)	1,481,538	161,487,642
Walt Disney Co. (b)	3,540,258	333,952,537
Warner Bros Discovery, Inc. (b)	20,887,481	240,206,031
		1,808,356,661
INTERACTIVE MEDIA & SERVICES — 45.9%
Alphabet, Inc. Class A (b)	9,525,051	911,071,128
Alphabet, Inc. Class C (b)	8,517,571	818,964,452
Match Group, Inc. (b)	2,675,646	127,762,097
Meta Platforms, Inc. Class A (b)	9,882,993	1,340,924,490
Twitter, Inc. (b)	6,357,247	278,701,708
		3,477,423,875
MEDIA — 15.7%
Charter Communications, Inc. Class A (b)	1,048,164	317,960,549
Comcast Corp. Class A	11,337,650	332,533,274
DISH Network Corp. Class A (b)	2,373,283	32,822,504
Fox Corp. Class A	2,897,780	88,903,890
Fox Corp. Class B	1,330,635	37,923,098
Interpublic Group of Cos., Inc.	3,697,241	94,649,370
News Corp. Class A	3,645,907	55,089,655
News Corp. Class B	1,129,421	17,415,672
Security Description	Shares	Value
Omnicom Group, Inc.	1,936,778	$ 122,191,324
Paramount Global Class B (a)	4,774,523	90,906,918
		1,190,396,254
WIRELESS TELECOMMUNICATION SERVICES — 4.6%
T-Mobile US, Inc. (b)	2,608,620	349,998,545
TOTAL COMMON STOCKS (Cost $11,756,270,028)		7,571,612,364
SHORT-TERM INVESTMENTS — 0.8%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (c) (d)	5,928,151	5,929,337
State Street Navigator Securities Lending Portfolio II (e) (f)	51,992,399	51,992,399
TOTAL SHORT-TERM INVESTMENTS (Cost $57,920,761)		57,921,736
TOTAL INVESTMENTS — 100.7% (Cost $11,814,190,789)		7,629,534,100
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.7)%		(51,484,165)
NET ASSETS — 100.0%		$ 7,578,049,935
(a)	All or a portion of the shares of the security are on loan at September 30, 2022.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2022.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$7,571,612,364	$—	$—	$7,571,612,364
Short-Term Investments	57,921,736	—	—	57,921,736
TOTAL INVESTMENTS	$7,629,534,100	$—	$—	$7,629,534,100
See accompanying notes to financial statements.

THE COMMUNICATION SERVICES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	3,600,221	$ 3,600,941	$ 183,394,089	$ 181,067,106	$438	$975	5,928,151	$ 5,929,337	$ 92,653
State Street Navigator Securities Lending Portfolio II	76,583,434	76,583,434	1,349,498,553	1,374,089,588	—	—	51,992,399	51,992,399	252,418
Total		$80,184,375	$1,532,892,642	$1,555,156,694	$438	$975		$57,921,736	$345,071
See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.9%
AUTO COMPONENTS — 1.0%
Aptiv PLC (a)	1,295,914	$ 101,353,434
BorgWarner, Inc.	1,132,827	35,570,768
		136,924,202
AUTOMOBILES — 24.8%
Ford Motor Co.	18,890,582	211,574,518
General Motors Co.	6,974,153	223,800,570
Tesla, Inc. (a)	11,545,014	3,062,314,964
		3,497,690,052
DISTRIBUTORS — 1.6%
Genuine Parts Co.	676,560	101,023,939
LKQ Corp.	1,246,812	58,787,186
Pool Corp.	189,343	60,250,836
		220,061,961
HOTELS, RESTAURANTS & LEISURE — 18.2%
Booking Holdings, Inc. (a)	189,972	312,163,890
Caesars Entertainment, Inc. (a)	1,025,586	33,085,404
Carnival Corp. (a) (b)	4,721,403	33,191,463
Chipotle Mexican Grill, Inc. (a)	132,827	199,607,103
Darden Restaurants, Inc.	586,254	74,055,605
Domino's Pizza, Inc.	171,602	53,230,940
Expedia Group, Inc. (a)	727,207	68,132,024
Hilton Worldwide Holdings, Inc.	1,311,924	158,244,273
Las Vegas Sands Corp. (a)	1,571,705	58,970,372
Marriott International, Inc. Class A	1,319,446	184,907,162
McDonald's Corp.	2,805,043	647,235,622
MGM Resorts International	1,560,666	46,382,994
Norwegian Cruise Line Holdings, Ltd. (a) (b)	2,015,511	22,896,205
Royal Caribbean Cruises, Ltd. (a) (b)	1,049,168	39,763,467
Starbucks Corp.	5,488,181	462,434,131
Wynn Resorts, Ltd. (a) (b)	495,114	31,207,035
Yum! Brands, Inc.	1,360,914	144,719,595
		2,570,227,285
HOUSEHOLD DURABLES — 3.1%
D.R. Horton, Inc.	1,512,480	101,865,528
Garmin, Ltd.	737,976	59,266,853
Lennar Corp. Class A	1,219,603	90,921,404
Mohawk Industries, Inc. (a)	252,175	22,995,838
Newell Brands, Inc.	1,800,220	25,005,056
NVR, Inc. (a)	14,792	58,976,887
PulteGroup, Inc. (a)	1,107,348	41,525,550
Whirlpool Corp. (b)	260,721	35,147,798
		435,704,914
INTERNET & DIRECT MARKETING RETAIL — 23.5%
Amazon.com, Inc. (a)	27,918,631	3,154,805,303
eBay, Inc.	2,627,775	96,728,397
Etsy, Inc. (a) (b)	605,637	60,642,433
		3,312,176,133
Security Description	Shares	Value
LEISURE EQUIPMENT & PRODUCTS — 0.3%
Hasbro, Inc.	620,889	$ 41,860,336
MULTILINE RETAIL — 5.1%
Dollar General Corp.	1,085,807	260,441,667
Dollar Tree, Inc. (a)	1,009,580	137,403,838
Target Corp.	2,217,912	329,115,962
		726,961,467
SPECIALTY RETAIL — 18.0%
Advance Auto Parts, Inc.	290,023	45,342,196
AutoZone, Inc. (a)	93,271	199,779,953
Bath & Body Works, Inc.	1,091,997	35,599,102
Best Buy Co., Inc.	958,518	60,712,530
CarMax, Inc. (a) (b)	761,319	50,262,281
Home Depot, Inc.	2,428,434	670,102,078
Lowe's Cos., Inc.	3,057,086	574,151,322
O'Reilly Automotive, Inc. (a)	304,995	214,518,233
Ross Stores, Inc.	1,673,767	141,048,345
TJX Cos., Inc.	5,604,125	348,128,245
Tractor Supply Co.	530,909	98,685,365
Ulta Beauty, Inc. (a)	247,865	99,440,959
		2,537,770,609
TEXTILES, APPAREL & LUXURY GOODS — 4.3%
NIKE, Inc. Class B	6,044,221	502,395,650
Ralph Lauren Corp. (b)	205,122	17,421,011
Tapestry, Inc.	1,204,454	34,242,627
VF Corp.	1,579,467	47,241,858
		601,301,146
TOTAL COMMON STOCKS (Cost $17,778,929,785)		14,080,678,105
SHORT-TERM INVESTMENTS — 0.9%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (c) (d)	17,296,217	17,299,677
State Street Navigator Securities Lending Portfolio II (e) (f)	115,679,767	115,679,767
TOTAL SHORT-TERM INVESTMENTS (Cost $132,977,073)		132,979,444
TOTAL INVESTMENTS — 100.8% (Cost $17,911,906,858)		14,213,657,549
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.8)%		(115,018,628)
NET ASSETS — 100.0%		$ 14,098,638,921
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2022.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2022.

See accompanying notes to financial statements.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$14,080,678,105	$—	$—	$14,080,678,105
Short-Term Investments	132,979,444	—	—	132,979,444
TOTAL INVESTMENTS	$14,213,657,549	$—	$—	$14,213,657,549
Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	5,827,718	$ 5,828,883	$ 203,085,891	$ 191,616,109	$(1,359)	$2,371	17,296,217	$ 17,299,677	$138,429
State Street Navigator Securities Lending Portfolio II	88,081,524	88,081,524	1,685,126,436	1,657,528,193	—	—	115,679,767	115,679,767	178,845
Total		$93,910,407	$1,888,212,327	$1,849,144,302	$(1,359)	$2,371		$132,979,444	$317,274
See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.6%
BEVERAGES — 28.1%
Brown-Forman Corp. Class B	1,471,234	$ 97,940,048
Coca-Cola Co.	27,075,808	1,516,786,764
Constellation Brands, Inc. Class A	1,282,271	294,512,003
Keurig Dr. Pepper, Inc.	6,837,973	244,936,193
Molson Coors Beverage Co. Class B	1,516,167	72,760,854
Monster Beverage Corp. (a)	3,095,447	269,180,071
PepsiCo, Inc.	9,600,529	1,567,382,365
		4,063,498,298
FOOD & STAPLES RETAILING — 19.6%
Costco Wholesale Corp.	3,081,418	1,455,261,279
Kroger Co.	5,240,516	229,272,575
Sysco Corp.	4,100,261	289,929,455
Walgreens Boots Alliance, Inc.	5,778,566	181,446,973
Walmart, Inc.	5,235,359	679,026,062
		2,834,936,344
FOOD PRODUCTS — 19.1%
Archer-Daniels-Midland Co.	4,511,436	362,945,026
Campbell Soup Co. (b)	1,627,209	76,674,088
Conagra Brands, Inc.	3,867,919	126,210,197
General Mills, Inc.	4,794,275	367,289,408
Hershey Co.	1,182,008	260,597,304
Hormel Foods Corp.	2,329,189	105,838,348
JM Smucker Co.	857,632	117,847,213
Kellogg Co.	2,042,302	142,266,757
Kraft Heinz Co.	6,410,522	213,790,909
Lamb Weston Holdings, Inc.	1,156,603	89,497,940
McCormick & Co., Inc.	2,016,903	143,744,677
Mondelez International, Inc. Class A	11,030,320	604,792,445
Tyson Foods, Inc. Class A	2,330,901	153,676,303
		2,765,170,615
HOUSEHOLD PRODUCTS — 21.7%
Church & Dwight Co., Inc.	1,956,848	139,797,221
Clorox Co.	992,067	127,371,482
Colgate-Palmolive Co.	6,712,946	471,584,456
Security Description	Shares	Value
Kimberly-Clark Corp.	2,715,583	$ 305,611,711
Procter & Gamble Co.	16,622,992	2,098,652,740
		3,143,017,610
PERSONAL PRODUCTS — 2.8%
Estee Lauder Cos., Inc. Class A	1,865,573	402,777,211
TOBACCO — 8.3%
Altria Group, Inc.	14,493,098	585,231,297
Philip Morris International, Inc.	7,381,172	612,711,088
		1,197,942,385
TOTAL COMMON STOCKS (Cost $16,983,902,439)		14,407,342,463
SHORT-TERM INVESTMENTS — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (c) (d)	16,130,664	16,133,890
State Street Navigator Securities Lending Portfolio II (e) (f)	24,693,312	24,693,312
TOTAL SHORT-TERM INVESTMENTS (Cost $40,826,695)		40,827,202
TOTAL INVESTMENTS — 99.9% (Cost $17,024,729,134)		14,448,169,665
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		17,788,409
NET ASSETS — 100.0%		$ 14,465,958,074
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2022.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2022.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$14,407,342,463	$—	$—	$14,407,342,463
Short-Term Investments	40,827,202	—	—	40,827,202
TOTAL INVESTMENTS	$14,448,169,665	$—	$—	$14,448,169,665
See accompanying notes to financial statements.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	15,187,963	$15,191,001	$ 611,594,894	$ 610,653,175	$663	$507	16,130,664	$16,133,890	$206,665
State Street Navigator Securities Lending Portfolio II	3,227,202	3,227,202	739,892,856	718,426,746	—	—	24,693,312	24,693,312	29,648
Total		$18,418,203	$1,351,487,750	$1,329,079,921	$663	$507		$40,827,202	$236,313
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.8%
ENERGY EQUIPMENT & SERVICES — 8.1%
Baker Hughes Co.	29,175,539	$ 611,519,297
Halliburton Co.	26,153,222	643,892,326
Schlumberger NV (a)	40,786,143	1,464,222,534
		2,719,634,157
OIL, GAS & CONSUMABLE FUELS — 91.7%
APA Corp. (a)	9,416,033	321,934,168
Chevron Corp. (a)	45,638,420	6,556,871,802
ConocoPhillips (a)	14,755,303	1,510,057,709
Coterra Energy, Inc.	22,942,245	599,251,439
Devon Energy Corp. (a)	18,882,207	1,135,387,107
Diamondback Energy, Inc.	5,125,776	617,450,977
EOG Resources, Inc.	13,392,941	1,496,393,298
EQT Corp.	8,987,600	366,244,700
Exxon Mobil Corp.	87,505,746	7,640,126,683
Hess Corp. (a)	8,035,398	875,778,028
Kinder Morgan, Inc. (a)	57,172,697	951,353,678
Marathon Oil Corp. (a)	19,539,200	441,195,136
Marathon Petroleum Corp. (a)	14,378,660	1,428,232,298
Occidental Petroleum Corp. (a)	21,488,922	1,320,494,257
ONEOK, Inc. (a)	12,885,980	660,277,615
Phillips 66	13,871,856	1,119,736,216
Pioneer Natural Resources Co. (a)	6,882,403	1,490,246,722
Valero Energy Corp. (a)	11,360,774	1,213,898,702
Williams Cos., Inc.	35,138,317	1,006,010,016
		30,750,940,551
TOTAL COMMON STOCKS (Cost $33,236,445,310)		33,470,574,708
Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (b) (c)	97,350,272	$ 97,369,742
State Street Navigator Securities Lending Portfolio II (d) (e)	32,065,518	32,065,518
TOTAL SHORT-TERM INVESTMENTS (Cost $129,432,305)		129,435,260
TOTAL INVESTMENTS — 100.2% (Cost $33,365,877,615)		33,600,009,968
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(68,818,276)
NET ASSETS — 100.0%		$ 33,531,191,692
(a)	All or a portion of the shares of the security are on loan at September 30, 2022.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2022.
(d)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(e)	Investment of cash collateral for securities loaned.

At September 30, 2022, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Energy Select Sector (long)	1,000	12/16/2022	$83,720,250	$75,350,000	$(8,370,250)
During the year ended September 30, 2022, average notional value related to futures contracts was $119,456,063.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$33,470,574,708	$—	$—	$33,470,574,708
Short-Term Investments	129,435,260	—	—	129,435,260
TOTAL INVESTMENTS	$33,600,009,968	$—	$—	$33,600,009,968
See accompanying notes to financial statements.

THE ENERGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	$ (8,370,250)	$—	$—	$ (8,370,250)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (8,370,250)	$—	$—	$ (8,370,250)
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	25,520,972	$ 25,526,076	$2,158,421,959	$2,086,578,986	$(2,262)	$2,955	97,350,272	$ 97,369,742	$688,423
State Street Navigator Securities Lending Portfolio II	204,202,820	204,202,820	2,500,809,257	2,672,946,559	—	—	32,065,518	32,065,518	131,925
Total		$229,728,896	$4,659,231,216	$4,759,525,545	$(2,262)	$2,955		$129,435,260	$820,348
See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.7%
BANKS — 33.6%
Bank of America Corp.	56,662,124	$ 1,711,196,145
Citigroup, Inc.	15,701,761	654,292,381
Citizens Financial Group, Inc.	4,017,178	138,030,236
Comerica, Inc.	1,056,223	75,097,455
Fifth Third Bancorp	5,547,331	177,292,699
First Republic Bank	1,480,999	193,344,419
Huntington Bancshares, Inc. (a)	11,689,752	154,070,931
JPMorgan Chase & Co.	23,769,520	2,483,914,840
KeyCorp.	7,538,284	120,763,310
M&T Bank Corp.	1,423,335	250,962,427
PNC Financial Services Group, Inc. (a)	3,324,638	496,767,410
Regions Financial Corp.	7,547,026	151,468,812
Signature Bank	508,940	76,849,940
SVB Financial Group (b)	478,943	160,819,481
Truist Financial Corp.	10,766,469	468,772,060
US Bancorp	10,958,941	441,864,501
Wells Fargo & Co.	30,744,221	1,236,532,569
Zions Bancorp NA	1,222,799	62,191,557
		9,054,231,173
CAPITAL MARKETS — 26.9%
Ameriprise Financial, Inc.	876,758	220,899,178
Bank of New York Mellon Corp.	5,960,343	229,592,412
BlackRock, Inc.	1,222,113	672,504,342
Cboe Global Markets, Inc.	857,423	100,635,737
Charles Schwab Corp.	12,376,595	889,505,883
CME Group, Inc.	2,913,475	516,063,827
FactSet Research Systems, Inc.	308,243	123,331,107
Franklin Resources, Inc. (a)	2,302,604	49,552,038
Goldman Sachs Group, Inc.	2,766,652	810,767,369
Intercontinental Exchange, Inc.	4,526,861	409,001,891
Invesco, Ltd. (a)	3,687,070	50,512,859
MarketAxess Holdings, Inc.	305,077	67,876,582
Moody's Corp.	1,279,464	311,050,493
Morgan Stanley	10,854,143	857,585,838
MSCI, Inc.	652,424	275,185,919
Nasdaq, Inc.	2,747,038	155,702,114
Northern Trust Corp.	1,684,773	144,149,178
Raymond James Financial, Inc.	1,572,239	155,368,658
S&P Global, Inc.	2,761,632	843,264,331
State Street Corp. (c)	2,979,555	181,186,739
T Rowe Price Group, Inc. (a)	1,837,681	192,974,882
		7,256,711,377
CONSUMER FINANCE — 4.7%
American Express Co.	4,861,882	655,916,500
Capital One Financial Corp.	3,111,353	286,773,406
Discover Financial Services	2,214,374	201,330,884
Synchrony Financial	3,905,056	110,083,529
		1,254,104,319
DIVERSIFIED FINANCIAL SERVICES — 14.5%
Berkshire Hathaway, Inc. Class B (b)	14,628,601	3,906,129,039
Security Description	Shares	Value
INSURANCE — 20.0%
Aflac, Inc.	4,660,888	$ 261,941,906
Allstate Corp.	2,190,695	272,807,248
American International Group, Inc.	6,163,757	292,655,182
Aon PLC Class A	1,709,799	458,003,858
Arthur J Gallagher & Co.	1,704,663	291,872,399
Assurant, Inc.	438,530	63,705,253
Brown & Brown, Inc.	1,892,104	114,434,450
Chubb, Ltd.	3,384,989	615,661,799
Cincinnati Financial Corp. (a)	1,290,316	115,573,604
Everest Re Group, Ltd.	318,924	83,698,415
Globe Life, Inc.	733,051	73,085,185
Hartford Financial Services Group, Inc.	2,619,317	162,240,495
Lincoln National Corp.	1,255,588	55,132,869
Loews Corp.	1,621,058	80,793,531
Marsh & McLennan Cos., Inc.	4,044,866	603,858,045
MetLife, Inc.	5,430,472	330,064,088
Principal Financial Group, Inc. (a)	1,879,019	135,571,221
Progressive Corp.	4,740,906	550,940,686
Prudential Financial, Inc.	3,015,078	258,633,391
Travelers Cos., Inc.	1,923,712	294,712,679
W R Berkley Corp.	1,655,638	106,921,102
Willis Towers Watson PLC	891,184	179,074,513
		5,401,381,919
TOTAL COMMON STOCKS (Cost $35,449,402,110)		26,872,557,827
SHORT-TERM INVESTMENTS — 0.7%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (d) (e)	62,474,114	62,486,609
State Street Navigator Securities Lending Portfolio II (c) (f)	122,805,648	122,805,648
TOTAL SHORT-TERM INVESTMENTS (Cost $185,285,866)		185,292,257
TOTAL INVESTMENTS — 100.4% (Cost $35,634,687,976)		27,057,850,084
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(103,916,637)
NET ASSETS — 100.0%		$ 26,953,933,447
(a)	All or a portion of the shares of the security are on loan at September 30, 2022.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2022.
(f)	Investment of cash collateral for securities loaned.

See accompanying notes to financial statements.

THE FINANCIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$26,872,557,827	$—	$—	$26,872,557,827
Short-Term Investments	185,292,257	—	—	185,292,257
TOTAL INVESTMENTS	$27,057,850,084	$—	$—	$27,057,850,084
Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Corp.	3,542,553	$300,125,090	$ 296,718,146	$ 323,704,447	$(10,423,776)	$(81,528,274)	2,979,555	$181,186,739	$8,070,799
State Street Institutional Liquid Reserves Fund, Premier Class	43,504,448	43,513,149	1,266,410,020	1,247,432,294	(10,657)	6,391	62,474,114	62,486,609	374,906
State Street Navigator Securities Lending Portfolio II	3,282,379	3,282,379	1,631,237,877	1,511,714,608	—	—	122,805,648	122,805,648	100,662
Total		$346,920,618	$3,194,366,043	$3,082,851,349	$(10,434,433)	$(81,521,883)		$366,478,996	$8,546,367
See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.8%
BIOTECHNOLOGY — 14.8%
AbbVie, Inc.	13,888,969	$ 1,864,038,529
Amgen, Inc. (a)	4,202,087	947,150,410
Biogen, Inc. (b)	1,139,857	304,341,819
Gilead Sciences, Inc.	9,834,891	606,714,426
Incyte Corp. (a) (b)	1,450,240	96,643,994
Moderna, Inc. (a) (b)	2,642,785	312,509,326
Regeneron Pharmaceuticals, Inc. (b)	841,963	580,003,052
Vertex Pharmaceuticals, Inc. (b)	2,014,534	583,288,174
		5,294,689,730
HEALTH CARE EQUIPMENT & SUPPLIES — 17.8%
Abbott Laboratories	13,756,474	1,331,076,424
ABIOMED, Inc. (b)	357,298	87,773,827
Align Technology, Inc. (b)	570,589	118,174,688
Baxter International, Inc.	3,948,020	212,640,357
Becton Dickinson & Co.	2,240,332	499,213,180
Boston Scientific Corp. (b)	11,245,854	435,551,926
Cooper Cos., Inc.	386,481	101,992,336
DENTSPLY SIRONA, Inc.	1,687,815	47,849,555
DexCom, Inc. (a) (b)	3,077,493	247,861,286
Edwards Lifesciences Corp. (a) (b)	4,877,638	403,039,228
Hologic, Inc. (b)	1,955,270	126,154,020
IDEXX Laboratories, Inc. (b)	653,963	213,061,145
Intuitive Surgical, Inc. (b)	2,805,203	525,807,250
Medtronic PLC	10,437,408	842,820,696
ResMed, Inc.	1,146,938	250,376,565
STERIS PLC	785,086	130,544,100
Stryker Corp. (a)	2,644,933	535,704,730
Teleflex, Inc.	367,776	74,092,153
Zimmer Biomet Holdings, Inc.	1,643,176	171,794,051
		6,355,527,517
HEALTH CARE PROVIDERS & SERVICES — 24.0%
AmerisourceBergen Corp. (a)	1,220,995	165,237,253
Cardinal Health, Inc. (a)	2,136,066	142,432,881
Centene Corp. (b)	4,489,932	349,361,609
Cigna Corp.	2,396,756	665,027,887
CVS Health Corp.	10,312,679	983,520,196
DaVita, Inc. (b)	437,503	36,212,123
Elevance Health, Inc.	1,885,299	856,378,218
HCA Healthcare, Inc.	1,691,035	310,795,323
Henry Schein, Inc. (a) (b)	1,069,264	70,325,493
Humana, Inc.	994,128	482,340,964
Laboratory Corp. of America Holdings	710,095	145,434,557
McKesson Corp.	1,129,088	383,743,139
Molina Healthcare, Inc. (b)	456,454	150,556,787
Quest Diagnostics, Inc. (a)	920,333	112,915,656
UnitedHealth Group, Inc.	7,347,693	3,710,878,873
Universal Health Services, Inc. Class B (a)	516,271	45,524,777
		8,610,685,736
Security Description	Shares	Value
LIFE SCIENCES TOOLS & SERVICES — 12.5%
Agilent Technologies, Inc.	2,353,301	$ 286,043,737
Bio-Rad Laboratories, Inc. Class A (b)	169,770	70,817,858
Bio-Techne Corp. (a)	307,642	87,370,328
Charles River Laboratories International, Inc. (b)	397,827	78,292,354
Danaher Corp. (a)	5,142,882	1,328,354,992
Illumina, Inc. (b)	1,231,780	235,011,306
IQVIA Holdings, Inc. (b)	1,465,086	265,385,678
Mettler-Toledo International, Inc. (b)	176,745	191,612,789
PerkinElmer, Inc. (a)	989,058	119,013,349
Thermo Fisher Scientific, Inc.	3,077,624	1,560,940,117
Waters Corp. (a) (b)	472,298	127,298,480
West Pharmaceutical Services, Inc.	580,880	142,942,950
		4,493,083,938
PHARMACEUTICALS — 30.7%
Bristol-Myers Squibb Co.	16,773,138	1,192,402,380
Catalent, Inc. (a) (b)	1,405,198	101,680,127
Eli Lilly & Co.	6,195,042	2,003,166,831
Johnson & Johnson	20,653,032	3,373,879,307
Merck & Co., Inc.	19,899,769	1,713,768,106
Organon & Co. (a)	1,988,644	46,534,270
Pfizer, Inc.	44,086,902	1,929,242,832
Viatris, Inc. (a)	9,505,538	80,987,184
Zoetis, Inc.	3,677,406	545,322,536
		10,986,983,573
TOTAL COMMON STOCKS (Cost $39,779,734,899)		35,740,970,494
SHORT-TERM INVESTMENTS — 0.6%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (c) (d)	40,926,004	40,934,189
State Street Navigator Securities Lending Portfolio II (e) (f)	158,598,098	158,598,098
TOTAL SHORT-TERM INVESTMENTS (Cost $199,527,110)		199,532,287
TOTAL INVESTMENTS — 100.4% (Cost $39,979,262,009)		35,940,502,781
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(135,435,740)
NET ASSETS — 100.0%		$ 35,805,067,041
(a)	All or a portion of the shares of the security are on loan at September 30, 2022.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2022.

See accompanying notes to financial statements.

THE HEALTH CARE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

(e)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$35,740,970,494	$—	$—	$35,740,970,494
Short-Term Investments	199,532,287	—	—	199,532,287
TOTAL INVESTMENTS	$35,940,502,781	$—	$—	$35,940,502,781
Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	28,313,341	$28,319,003	$ 827,879,316	$ 815,266,128	$(294)	$2,292	40,926,004	$ 40,934,189	$491,424
State Street Navigator Securities Lending Portfolio II	27,800	27,800	2,221,465,429	2,062,895,131	—	—	158,598,098	158,598,098	104,247
Total		$28,346,803	$3,049,344,745	$2,878,161,259	$(294)	$2,292		$199,532,287	$595,671
See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 20.8%
Boeing Co. (a)	2,607,643	$ 315,733,414
General Dynamics Corp.	1,050,600	222,905,802
Howmet Aerospace, Inc.	1,727,109	53,419,481
Huntington Ingalls Industries, Inc.	186,612	41,334,558
L3Harris Technologies, Inc.	893,959	185,791,499
Lockheed Martin Corp.	1,102,319	425,814,807
Northrop Grumman Corp.	679,339	319,506,719
Raytheon Technologies Corp.	6,897,690	564,644,903
Textron, Inc.	988,163	57,570,376
TransDigm Group, Inc.	240,763	126,357,238
		2,313,078,797
AIR FREIGHT & LOGISTICS — 7.6%
C.H. Robinson Worldwide, Inc.	578,763	55,740,665
Expeditors International of Washington, Inc.	764,229	67,489,063
FedEx Corp.	1,116,824	165,814,859
United Parcel Service, Inc. Class B	3,418,908	552,290,398
		841,334,985
AIRLINES — 2.5%
Alaska Air Group, Inc. (a)	592,665	23,202,835
American Airlines Group, Inc. (a)	3,035,800	36,551,032
Delta Air Lines, Inc. (a)	2,995,349	84,049,493
Southwest Airlines Co. (a)	2,771,893	85,485,180
United Airlines Holdings, Inc. (a)	1,526,413	49,654,215
		278,942,755
BUILDING PRODUCTS — 5.4%
A.O. Smith Corp.	600,233	29,159,319
Allegion PLC	410,388	36,803,596
Carrier Global Corp.	3,931,571	139,806,665
Fortune Brands Home & Security, Inc.	604,003	32,428,921
Johnson Controls International PLC	3,217,888	158,384,447
Masco Corp.	1,053,577	49,191,510
Trane Technologies PLC	1,082,531	156,761,314
		602,535,772
CAPITAL MARKETS — 0.0% (b)
S&P Global, Inc.	2	611
COMMERCIAL SERVICES & SUPPLIES — 6.4%
Cintas Corp.	401,753	155,956,497
Copart, Inc. (a)	999,336	106,329,350
Republic Services, Inc.	959,370	130,512,695
Rollins, Inc. (c)	1,081,164	37,494,768
Waste Management, Inc.	1,757,171	281,516,366
		711,809,676
CONSTRUCTION & ENGINEERING — 0.8%
Quanta Services, Inc. (c)	668,004	85,097,029
ELECTRICAL EQUIPMENT — 6.7%
AMETEK, Inc.	1,072,542	121,636,988
Eaton Corp. PLC	1,860,683	248,140,685
Security Description	Shares	Value
Emerson Electric Co.	2,762,331	$ 202,257,876
Generac Holdings, Inc. (a) (c)	298,239	53,128,296
Rockwell Automation, Inc.	539,331	116,015,491
		741,179,336
INDUSTRIAL CONGLOMERATES — 10.2%
3M Co.	2,586,261	285,781,840
General Electric Co.	5,122,670	317,144,500
Honeywell International, Inc.	3,147,231	525,493,160
		1,128,419,500
MACHINERY — 20.5%
Caterpillar, Inc.	2,466,225	404,658,198
Cummins, Inc. (c)	658,679	134,047,763
Deere & Co.	1,299,354	433,841,307
Dover Corp.	670,553	78,173,069
Fortive Corp.	1,661,660	96,874,778
IDEX Corp. (c)	352,615	70,470,108
Illinois Tool Works, Inc. (c)	1,316,201	237,771,711
Ingersoll Rand, Inc.	1,883,437	81,477,485
Nordson Corp. (c)	252,537	53,606,029
Otis Worldwide Corp.	1,963,220	125,253,436
PACCAR, Inc.	1,624,423	135,947,961
Parker-Hannifin Corp.	599,659	145,303,372
Pentair PLC	768,317	31,216,720
Snap-on, Inc.	248,915	50,119,035
Stanley Black & Decker, Inc.	690,501	51,932,580
Westinghouse Air Brake Technologies Corp.	849,647	69,118,783
Xylem, Inc.	841,706	73,531,436
		2,273,343,771
PROFESSIONAL SERVICES — 5.0%
CoStar Group, Inc. (a) (c)	1,849,748	128,834,948
Equifax, Inc.	571,836	98,029,846
Jacobs Solutions, Inc. (c)	596,032	64,663,512
Leidos Holdings, Inc.	637,884	55,795,713
Nielsen Holdings PLC	1,680,403	46,580,771
Robert Half International, Inc.	511,849	39,156,449
Verisk Analytics, Inc.	733,289	125,047,773
		558,109,012
ROAD & RAIL — 11.1%
CSX Corp.	10,003,155	266,484,049
JB Hunt Transport Services, Inc.	387,902	60,675,631
Norfolk Southern Corp.	1,097,131	230,013,514
Old Dominion Freight Line, Inc.	428,095	106,497,193
Union Pacific Corp.	2,917,385	568,364,946
		1,232,035,333
TRADING COMPANIES & DISTRIBUTORS — 2.8%
Fastenal Co.	2,684,641	123,600,872
United Rentals, Inc. (a)	326,916	88,306,550
W.W. Grainger, Inc.	211,576	103,500,863
		315,408,285
TOTAL COMMON STOCKS (Cost $15,387,297,492)		11,081,294,862

See accompanying notes to financial statements.

THE INDUSTRIAL SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 1.1%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (d) (e)	17,536,831	$ 17,540,339
State Street Navigator Securities Lending Portfolio II (f) (g)	107,539,396	107,539,396
TOTAL SHORT-TERM INVESTMENTS (Cost $125,076,844)		125,079,735
TOTAL INVESTMENTS — 100.9% (Cost $15,512,374,336)		11,206,374,597
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9)%		(101,654,869)
NET ASSETS — 100.0%		$ 11,104,719,728

(a)	Non-income producing security.
(b)	Amount is less than 0.05% of net assets.
(c)	All or a portion of the shares of the security are on loan at September 30, 2022.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2022.
(f)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.

At September 30, 2022, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Industrial Select Sector Index (long)	243	12/16/2022	$23,493,240	$20,353,680	$(3,139,560)
During the year ended September 30, 2022, average notional value related to futures contracts was $33,010,695.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$11,081,294,862	$—	$—	$11,081,294,862
Short-Term Investments	125,079,735	—	—	125,079,735
TOTAL INVESTMENTS	$11,206,374,597	$—	$—	$11,206,374,597
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	(3,139,560)	—	—	(3,139,560)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (3,139,560)	$—	$—	$ (3,139,560)
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	54,880,923	$54,891,899	$ 361,086,759	$ 398,441,789	$579	$2,891	17,536,831	$ 17,540,339	$181,417
State Street Navigator Securities Lending Portfolio II	11,459,054	11,459,054	2,431,524,085	2,335,443,743	—	—	107,539,397	107,539,396	190,741
Total		$66,350,953	$2,792,610,844	$2,733,885,532	$579	$2,891		$125,079,735	$372,158
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.8%
CHEMICALS — 70.5%
Air Products & Chemicals, Inc.	1,375,806	$ 320,191,330
Albemarle Corp.	726,546	192,127,824
Celanese Corp.	618,345	55,861,287
CF Industries Holdings, Inc.	1,235,995	118,964,519
Corteva, Inc.	4,457,484	254,745,211
Dow, Inc.	4,454,806	195,699,628
DuPont de Nemours, Inc.	3,107,085	156,597,084
Eastman Chemical Co.	761,799	54,125,819
Ecolab, Inc.	1,537,981	222,115,216
FMC Corp.	781,346	82,588,272
International Flavors & Fragrances, Inc.	1,581,463	143,644,284
Linde PLC	3,091,386	833,406,752
LyondellBasell Industries NV Class A	1,578,312	118,815,327
Mosaic Co.	2,141,697	103,508,216
PPG Industries, Inc.	1,457,689	161,351,596
Sherwin-Williams Co.	1,463,015	299,552,321
		3,313,294,686
CONSTRUCTION MATERIALS — 5.4%
Martin Marietta Materials, Inc.	386,908	124,619,198
Vulcan Materials Co.	824,367	130,010,919
		254,630,117
CONTAINERS & PACKAGING — 10.7%
Amcor PLC	9,321,694	100,021,777
Avery Dennison Corp.	504,024	82,004,705
Ball Corp. (a)	1,949,652	94,207,185
International Paper Co.	2,245,607	71,185,742
Packaging Corp. of America	581,464	65,292,592
Security Description	Shares	Value
Sealed Air Corp.	900,844	$ 40,096,566
Westrock Co.	1,577,394	48,725,701
		501,534,268
METALS & MINING — 13.2%
Freeport-McMoRan, Inc.	8,870,338	242,426,338
Newmont Corp.	4,923,215	206,922,726
Nucor Corp.	1,623,865	173,737,316
		623,086,380
TOTAL COMMON STOCKS (Cost $6,342,967,547)		4,692,545,451
SHORT-TERM INVESTMENT — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (b) (c) (Cost $3,340,774)	3,340,392	3,341,060
TOTAL INVESTMENTS — 99.9% (Cost $6,346,308,321)		4,695,886,511
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		6,540,434
NET ASSETS — 100.0%		$ 4,702,426,945
(a)	All or a portion of the shares of the security are on loan at September 30, 2022.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2022.

At September 30, 2022, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Materials Select Sector (long)	75	12/16/2022	$6,203,494	$5,424,750	$(778,744)
During the year ended September 30, 2022, average notional value related to futures contracts was $1,030,442.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$4,692,545,451	$—	$—	$4,692,545,451
Short-Term Investment	3,341,060	—	—	3,341,060
TOTAL INVESTMENTS	$4,695,886,511	$—	$—	$4,695,886,511
See accompanying notes to financial statements.

THE MATERIALS SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	$ (778,744)	$—	$—	$ (778,744)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (778,744)	$—	$—	$ (778,744)
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	8,680,014	$8,681,750	$230,420,186	$235,763,215	$2,053	$286	3,340,391	$3,341,060	$46,386
State Street Navigator Securities Lending Portfolio II	—	—	390,260,331	390,260,331	—	—	—	—	14,930
Total		$8,681,750	$620,680,517	$626,023,546	$2,053	$286		$3,341,060	$61,316
See accompanying notes to financial statements.

THE REAL ESTATE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs) — 96.9%
Alexandria Real Estate Equities, Inc. REIT	805,673	$ 112,947,298
American Tower Corp. REIT	2,527,143	542,577,602
AvalonBay Communities, Inc. REIT	759,299	139,855,283
Boston Properties, Inc. REIT	773,930	58,021,532
Camden Property Trust REIT	578,064	69,049,745
Crown Castle, Inc. REIT	2,350,437	339,755,668
Digital Realty Trust, Inc. REIT	1,560,667	154,786,953
Duke Realty Corp. REIT	2,088,961	100,687,920
Equinix, Inc. REIT	494,352	281,207,192
Equity Residential REIT	1,836,717	123,464,117
Essex Property Trust, Inc. REIT	353,401	85,604,324
Extra Space Storage, Inc. REIT	727,171	125,589,703
Federal Realty Investment Trust REIT	395,075	35,604,159
Healthpeak Properties, Inc. REIT	2,927,701	67,102,907
Host Hotels & Resorts, Inc. REIT	3,878,981	61,598,218
Invitation Homes, Inc. REIT	3,146,153	106,245,587
Iron Mountain, Inc. REIT	1,577,224	69,350,539
Kimco Realty Corp. REIT	3,355,871	61,781,585
Mid-America Apartment Communities, Inc. REIT	626,412	97,137,709
Prologis, Inc. REIT	4,018,651	408,294,942
Public Storage REIT	857,755	251,159,242
Realty Income Corp. REIT	3,353,255	195,159,441
Regency Centers Corp. REIT	835,586	44,996,306
SBA Communications Corp. REIT	585,791	166,745,408
Simon Property Group, Inc. REIT	1,777,578	159,537,626
Security Description	Shares	Value
UDR, Inc. REIT	1,657,206	$ 69,122,062
Ventas, Inc. REIT	2,168,814	87,121,258
VICI Properties, Inc. REIT	5,229,739	156,107,709
Vornado Realty Trust REIT	874,093	20,243,994
Welltower, Inc. REIT	2,516,086	161,834,652
Weyerhaeuser Co. REIT	4,016,898	114,722,607
		4,467,413,288
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.5%
CBRE Group, Inc. Class A (a)	1,744,150	117,747,566
TOTAL COMMON STOCKS (Cost $6,001,947,254)		4,585,160,854
SHORT-TERM INVESTMENT — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (b) (c) (Cost $14,200,238)	14,197,398	14,200,238
TOTAL INVESTMENTS — 99.7% (Cost $6,016,147,492)		4,599,361,092
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		12,812,130
NET ASSETS — 100.0%		$ 4,612,173,222
(a)	Non-income producing security.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2022.
REIT	Real Estate Investment Trust

At September 30, 2022, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Real Estate Select Sector Index (long)	485	12/16/2022	$24,457,438	$21,467,313	$(2,990,125)
During the year ended September 30, 2022, average notional value related to futures contracts was $7,429,694.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$4,585,160,854	$—	$—	$4,585,160,854
Short-Term Investment	14,200,238	—	—	14,200,238
TOTAL INVESTMENTS	$4,599,361,092	$—	$—	$4,599,361,092
See accompanying notes to financial statements.

THE REAL ESTATE SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	$ (2,990,125)	$—	$—	$ (2,990,125)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (2,990,125)	$—	$—	$ (2,990,125)
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	4,783,509	$ 4,784,465	$283,442,794	$274,026,034	$(987)	$—	14,197,398	$14,200,238	$25,533
State Street Navigator Securities Lending Portfolio II	11,462,368	11,462,368	90,070,434	101,532,802	—	—	—	—	9,805
Total		$16,246,833	$373,513,228	$375,558,836	$(987)	$—		$14,200,238	$35,338
See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 100.0%
COMMUNICATIONS EQUIPMENT — 3.2%
Arista Networks, Inc. (a) (b)	1,149,267	$ 129,740,752
Cisco Systems, Inc.	19,309,067	772,362,680
F5, Inc. (a)	277,688	40,189,784
Juniper Networks, Inc.	1,504,330	39,293,099
Motorola Solutions, Inc.	778,136	174,279,120
		1,155,865,435
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.5%
Amphenol Corp. Class A	2,773,613	185,721,127
CDW Corp.	630,595	98,423,268
Corning, Inc.	3,547,516	102,948,914
Keysight Technologies, Inc. (a)	839,053	132,033,380
TE Connectivity, Ltd.	1,491,354	164,585,827
Teledyne Technologies, Inc. (a) (b)	218,501	73,737,532
Trimble, Inc. (a) (b)	1,154,791	62,670,508
Zebra Technologies Corp. Class A (a)	241,448	63,261,791
		883,382,347
IT SERVICES — 17.2%
Accenture PLC Class A	2,949,493	758,904,549
Akamai Technologies, Inc. (a) (b)	741,184	59,531,899
Automatic Data Processing, Inc.	1,937,554	438,255,339
Broadridge Financial Solutions, Inc.	546,581	78,882,570
Cognizant Technology Solutions Corp. Class A	2,414,404	138,683,366
DXC Technology Co. (a)	1,071,907	26,240,283
EPAM Systems, Inc. (a)	267,451	96,868,078
Fidelity National Information Services, Inc.	2,834,946	214,236,869
Fiserv, Inc. (a)	2,982,389	279,062,139
FleetCor Technologies, Inc. (a)	349,748	61,615,105
Gartner, Inc. (a)	368,823	102,049,636
Global Payments, Inc.	1,292,417	139,645,657
International Business Machines Corp. (b)	4,211,437	500,360,830
Jack Henry & Associates, Inc. (b)	339,770	61,929,878
Mastercard, Inc. Class A	3,978,535	1,131,256,642
Paychex, Inc.	1,493,598	167,596,631
PayPal Holdings, Inc. (a)	5,392,567	464,138,242
VeriSign, Inc. (a)	435,187	75,591,982
Visa, Inc. Class A (b)	7,623,928	1,354,390,809
		6,149,240,504
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 19.0%
Advanced Micro Devices, Inc. (a)	7,527,505	476,942,717
Analog Devices, Inc.	2,423,860	337,740,652
Applied Materials, Inc.	4,056,508	332,349,701
Broadcom, Inc.	1,883,019	836,079,266
Enphase Energy, Inc. (a)	631,638	175,260,596
Intel Corp.	19,146,048	493,393,657
KLA Corp.	661,270	200,120,140
Security Description	Shares	Value
Lam Research Corp.	638,709	$ 233,767,494
Microchip Technology, Inc.	2,576,233	157,227,500
Micron Technology, Inc.	5,143,901	257,709,440
Monolithic Power Systems, Inc. (b)	207,311	75,336,817
NVIDIA Corp.	11,676,011	1,417,350,975
NXP Semiconductors NV	1,224,451	180,618,767
ON Semiconductor Corp. (a) (b)	2,020,140	125,915,326
Qorvo, Inc. (a) (b)	481,248	38,215,904
QUALCOMM, Inc.	5,236,437	591,612,652
Skyworks Solutions, Inc.	748,136	63,793,557
SolarEdge Technologies, Inc. (a) (b)	259,470	60,056,926
Teradyne, Inc. (b)	731,077	54,940,437
Texas Instruments, Inc.	4,260,555	659,448,703
		6,767,881,227
SOFTWARE — 33.8%
Adobe, Inc. (a)	2,182,278	600,562,906
ANSYS, Inc. (a)	405,993	90,008,648
Autodesk, Inc. (a)	1,013,089	189,245,025
Cadence Design Systems, Inc. (a)	1,277,043	208,707,137
Ceridian HCM Holding, Inc. (a) (b)	713,704	39,881,779
Citrix Systems, Inc. (a) (b)	580,547	60,376,888
Fortinet, Inc. (a)	3,051,760	149,932,969
Intuit, Inc.	1,315,356	509,463,686
Microsoft Corp.	34,775,711	8,099,263,092
NortonLifeLock, Inc.	2,760,810	55,602,713
Oracle Corp.	7,083,063	432,562,657
Paycom Software, Inc. (a)	226,640	74,788,934
PTC, Inc. (a)	492,916	51,559,014
Roper Technologies, Inc.	494,334	177,782,280
Salesforce, Inc. (a)	4,639,601	667,360,208
ServiceNow, Inc. (a)	941,949	355,689,362
Synopsys, Inc. (a) (b)	713,319	217,926,088
Tyler Technologies, Inc. (a)	193,919	67,386,852
		12,048,100,238
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 24.3%
Apple, Inc.	60,116,108	8,308,046,125
Hewlett Packard Enterprise Co.	6,058,719	72,583,454
HP, Inc. (b)	4,243,422	105,746,076
NetApp, Inc.	1,024,606	63,371,881
Seagate Technology Holdings PLC (b)	910,634	48,473,048
Western Digital Corp. (a)	1,460,294	47,532,570
		8,645,753,154
TOTAL COMMON STOCKS (Cost $41,373,579,421)		35,650,222,905
SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (c) (d)	60,823,039	60,835,203

See accompanying notes to financial statements.

THE TECHNOLOGY SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Security Description	Shares	Value
State Street Navigator Securities Lending Portfolio II (e) (f)	94,660,055	$ 94,660,055
TOTAL SHORT-TERM INVESTMENTS (Cost $155,478,815)		155,495,258
TOTAL INVESTMENTS — 100.4% (Cost $41,529,058,236)		35,805,718,163
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(149,187,516)
NET ASSETS — 100.0%		$ 35,656,530,647

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2022.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2022.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

At September 30, 2022, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Technology Select Sector Index (long)	474	12/16/2022	$65,839,728	$57,045,900	$(8,793,828)
During the year ended September 30, 2022, average notional value related to futures contracts was $72,406,612.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$35,589,846,017	$60,376,888	$—	$35,650,222,905
Short-Term Investments	155,495,258	—	—	155,495,258
TOTAL INVESTMENTS	$35,745,341,275	$60,376,888	$—	$35,805,718,163
LIABILITIES:
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts(a)	(8,793,828)	—	—	(8,793,828)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (8,793,828)	$ —	$—	$ (8,793,828)
(a)	Futures Contracts are valued at unrealized appreciation (depreciation).
Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	77,796,250	$77,811,810	$ 783,436,407	$ 800,419,946	$7,814	$(882)	60,823,039	$ 60,835,203	$648,317
State Street Navigator Securities Lending Portfolio II	102,000	102,000	3,082,342,115	2,987,784,060	—	—	94,660,055	94,660,055	174,931
Total		$77,913,810	$3,865,778,522	$3,788,204,006	$7,814	$(882)		$155,495,258	$823,248
See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Security Description	Shares	Value
COMMON STOCKS — 99.9%
ELECTRIC UTILITIES — 64.8%
Alliant Energy Corp. (a)	4,274,842	$ 226,523,878
American Electric Power Co., Inc. (a)	8,752,236	756,630,802
Constellation Energy Corp. (a)	5,568,236	463,221,553
Duke Energy Corp. (a)	13,117,547	1,220,194,222
Edison International	6,498,216	367,669,061
Entergy Corp. (a)	3,465,549	348,738,196
Evergy, Inc. (a)	3,910,243	232,268,434
Eversource Energy	5,902,180	460,133,953
Exelon Corp.	16,895,987	632,923,673
FirstEnergy Corp.	9,247,768	342,167,416
NextEra Energy, Inc. (a)	33,472,839	2,624,605,306
NRG Energy, Inc. (a)	4,006,020	153,310,385
PG&E Corp. (b)	27,173,500	339,668,750
Pinnacle West Capital Corp. (a)	1,925,911	124,240,519
PPL Corp. (a)	12,541,974	317,939,041
Southern Co.	18,109,725	1,231,461,300
Xcel Energy, Inc.	9,318,784	596,402,176
		10,438,098,665
GAS UTILITIES — 1.5%
Atmos Energy Corp. (a)	2,383,269	242,735,948
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 1.6%
AES Corp. (a)	11,379,181	257,169,490
MULTI-UTILITIES — 29.5%
Ameren Corp. (a)	4,401,673	354,554,760
CenterPoint Energy, Inc. (a)	10,724,446	302,214,888
CMS Energy Corp. (a)	4,943,933	287,934,658
Consolidated Edison, Inc. (a)	6,040,789	518,058,065
Dominion Energy, Inc. (a)	14,182,924	980,181,878
DTE Energy Co.	3,300,611	379,735,296
NiSource, Inc.	6,915,973	174,213,360
Public Service Enterprise Group, Inc.	8,498,823	477,888,817
Security Description	Shares	Value
Sempra Energy (a)	5,354,733	$ 802,888,666
WEC Energy Group, Inc. (a)	5,373,875	480,585,641
		4,758,256,029
WATER UTILITIES — 2.5%
American Water Works Co., Inc. (a)	3,096,977	403,102,526
TOTAL COMMON STOCKS (Cost $18,006,761,102)		16,099,362,658
SHORT-TERM INVESTMENTS — 0.7%
State Street Institutional Liquid Reserves Fund, Premier Class 3.01% (c) (d)	27,297,775	27,303,235
State Street Navigator Securities Lending Portfolio II (e) (f)	92,621,035	92,621,035
TOTAL SHORT-TERM INVESTMENTS (Cost $119,920,743)		119,924,270
TOTAL INVESTMENTS — 100.6% (Cost $18,126,681,845)		16,219,286,928
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(100,234,181)
NET ASSETS — 100.0%		$ 16,119,052,747
(a)	All or a portion of the shares of the security are on loan at September 30, 2022.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2022.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2022 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$16,099,362,658	$—	$—	$16,099,362,658
Short-Term Investments	119,924,270	—	—	119,924,270
TOTAL INVESTMENTS	$16,219,286,928	$—	$—	$16,219,286,928
See accompanying notes to financial statements.

THE UTILITIES SELECT SECTOR SPDR FUND
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2022

Affiliate Table
	Number of Shares Held at 9/30/21	Value at 9/30/21	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/22	Value at 9/30/22	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	21,505,066	$21,509,367	$ 608,173,673	$ 602,377,569	$(2,183)	$(53)	27,297,775	$ 27,303,235	$225,569
State Street Navigator Securities Lending Portfolio II	2,602,779	2,602,779	1,970,937,992	1,880,919,736	—	—	92,621,035	92,621,035	90,610
Total		$24,112,146	$2,579,111,665	$2,483,297,305	$(2,183)	$(53)		$119,924,270	$316,179
See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022

	The Communication Services Select Sector SPDR Fund	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value*	$ 7,571,612,364	$14,080,678,105	$14,407,342,463
Investments in affiliated issuers, at value	57,921,736	132,979,444	40,827,202
Total Investments	7,629,534,100	14,213,657,549	14,448,169,665
Foreign currency, at value	—	—	—
Net cash at broker	—	—	—
Cash	—	—	—
Receivable for investments sold	150,808,912	—	—
Receivable for income related to Select Sector SPDR shares in-kind transactions	858	—	—
Dividends receivable — unaffiliated issuers	3,077,673	3,489,163	45,172,986
Dividends receivable — affiliated issuers	31,070	49,912	69,401
Securities lending income receivable — unaffiliated issuers	—	17,720	—
Securities lending income receivable — affiliated issuers	17,779	23,870	843
Prepaid expenses and other assets	22,106	35,248	46,221
TOTAL ASSETS	7,783,492,498	14,217,273,462	14,493,459,116
LIABILITIES
Due to custodian	—	3,327	67,557
Payable upon return of securities loaned	51,992,399	115,679,767	24,693,312
Payable for investments purchased	151,682,085	—	—
Payable for income related to Select Sector SPDR shares in-kind transactions	—	72,503	18,783
Payable to broker – accumulated variation margin on open futures contracts	—	—	—
Advisory and Administration fees payable	223,302	398,375	395,681
Custodian fees payable	38,067	89,412	77,465
Distribution fees payable	286,643	492,868	424,828
Unitary fees payable	198,396	291,506	346,307
Trustees’ fees and expenses payable	44	19	67
License fee payable	710,886	1,168,549	1,175,685
Registration and filing fees payable	37,480	59,577	36,430
Professional fees payable	56,673	73,340	58,411
Printing and postage fees payable	207,498	302,469	199,756
Accrued expenses and other liabilities	9,090	2,829	6,760
TOTAL LIABILITIES	205,442,563	118,634,541	27,501,042
NET ASSETS	$ 7,578,049,935	$14,098,638,921	$14,465,958,074
NET ASSETS CONSIST OF:
Paid-in Capital	$12,877,413,446	$20,299,491,170	$18,264,601,050
Total distributable earnings (loss)	(5,299,363,511)	(6,200,852,249)	(3,798,642,976)
NET ASSETS	$ 7,578,049,935	$14,098,638,921	$14,465,958,074
NET ASSET VALUE PER SHARE
Net asset value per share	$ 47.89	$ 142.48	$ 66.72
Shares outstanding (unlimited amount authorized, $0.01 par value)	158,250,000	98,953,252	216,821,809
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$11,756,270,028	$17,778,929,785	$16,983,902,439
Investments in affiliated issuers	57,920,761	132,977,073	40,826,695
Total cost of investments	$11,814,190,789	$17,911,906,858	$17,024,729,134
Foreign currency, at cost	$ —	$ —	$ —
* Includes investments in securities on loan, at value	$ 59,778,853	$ 194,888,318	$ 24,240,601
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund	The Financial Select Sector SPDR Fund	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund

$33,470,574,708	$26,691,371,088	$35,740,970,494	$11,081,294,862	$ 4,692,545,451	$ 4,585,160,854	$35,650,222,905
129,435,260	366,478,996	199,532,287	125,079,735	3,341,060	14,200,238	155,495,258
33,600,009,968	27,057,850,084	35,940,502,781	11,206,374,597	4,695,886,511	4,599,361,092	35,805,718,163
—	1,542	—	—	—	—	—
18,184,818	—	—	4,089,661	1,104,995	5,039,205	12,451,933
40,581	—	—	40,900	446	134	971
294,403,717	—	—	—	—	—	—
—	—	—	8,541	8,476	16,650	—
30,905,619	24,274,102	29,457,448	7,193,212	7,216,613	11,615,922	8,209,914
251,031	136,597	179,197	57,959	15,627	10,325	157,069
—	—	—	—	7,139	1,730	44,312
11,695	18,149	20,035	21,213	338	—	—
97,413	72,299	107,346	29,879	15,133	15,726	101,284
33,943,904,842	27,082,352,773	35,970,266,807	11,217,815,962	4,704,255,278	4,616,060,784	35,826,683,646

—	4,055	274	—	—	—	—
32,065,518	122,805,648	158,598,098	107,539,396	—	—	94,660,055
366,267,169	—	—	—	—	—	59,856,996
7,533	244,077	16,248	—	—	—	20,303
8,367,000	—	—	3,139,560	778,500	2,990,125	8,792,700
908,607	788,211	960,886	319,242	133,185	128,662	997,684
135,016	175,187	160,469	73,516	12,277	11,418	169,018
969,584	1,041,324	1,016,897	398,350	175,128	148,476	1,181,115
880,595	732,963	937,832	269,843	116,841	106,092	975,995
1,220	111	34	4	14	41	84
2,630,586	2,299,602	2,899,480	965,714	429,977	395,647	3,088,264
81,486	123,001	91,442	47,370	21,568	12,842	130,657
83,559	108,875	88,052	62,515	48,948	45,372	110,540
285,331	96,272	426,240	279,008	109,347	44,749	167,575
29,946	—	3,814	1,716	2,548	4,138	2,013
412,713,150	128,419,326	165,199,766	113,096,234	1,828,333	3,887,562	170,152,999
$33,531,191,692	$26,953,933,447	$35,805,067,041	$11,104,719,728	$ 4,702,426,945	$ 4,612,173,222	$35,656,530,647

$41,015,487,900	$36,653,701,816	$40,900,468,918	$16,124,925,716	$ 7,282,246,508	$ 6,218,331,598	$43,371,429,675
(7,484,296,208)	(9,699,768,369)	(5,095,401,877)	(5,020,205,988)	(2,579,819,563)	(1,606,158,376)	(7,714,899,028)
$33,531,191,692	$26,953,933,447	$35,805,067,041	$11,104,719,728	$ 4,702,426,945	$ 4,612,173,222	$35,656,530,647

$ 71.98	$ 30.31	$ 121.02	$ 82.79	$ 67.98	$ 36.00	$ 118.73
465,824,200	889,145,427	295,865,324	134,126,000	69,173,725	128,100,000	300,305,897

$33,236,445,310	$35,159,325,096	$39,779,734,899	$15,387,297,492	$ 6,342,967,547	$ 6,001,947,254	$41,373,579,421
129,432,305	475,362,880	199,527,110	125,076,844	3,340,774	14,200,238	155,478,815
$33,365,877,615	$35,634,687,976	$39,979,262,009	$15,512,374,336	$ 6,346,308,321	$ 6,016,147,492	$41,529,058,236
$ —	$ 1,542	$ —	$ —	$ —	$ —	$ —
$ 49,641,479	$ 121,823,457	$ 177,843,167	$ 128,835,712	$ 367,232	$ —	$ 210,639,808

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (continued)
September 30, 2022

The Utilities Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value*	$16,099,362,658
Investments in affiliated issuers, at value	119,924,270
Total Investments	16,219,286,928
Receivable for investments sold	313,992,908
Receivable for income related to Select Sector SPDR shares in-kind transactions	69,661
Dividends receivable — unaffiliated issuers	20,871,411
Dividends receivable — affiliated issuers	53,283
Securities lending income receivable — unaffiliated issuers	11,014
Prepaid expenses and other assets	45,132
TOTAL ASSETS	16,554,330,337
LIABILITIES
Due to custodian	672
Payable upon return of securities loaned	92,621,035
Payable for investments purchased	339,736,684
Advisory and Administration fees payable	449,818
Custodian fees payable	72,817
Distribution fees payable	443,777
Unitary fees payable	381,950
Trustees’ fees and expenses payable	208
License fee payable	1,278,790
Registration and filing fees payable	35,431
Professional fees payable	56,627
Printing and postage fees payable	194,385
Accrued expenses and other liabilities	5,396
TOTAL LIABILITIES	435,277,590
NET ASSETS	$16,119,052,747
NET ASSETS CONSIST OF:
Paid-in Capital	$18,935,392,582
Total distributable earnings (loss)	(2,816,339,835)
NET ASSETS	$16,119,052,747
NET ASSET VALUE PER SHARE
Net asset value per share	$ 65.46
Shares outstanding (unlimited amount authorized, $0.01 par value)	246,224,160
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$18,006,761,102
Investments in affiliated issuers	119,920,743
Total cost of investments	$18,126,681,845
* Includes investments in securities on loan, at value	$ 95,823,575
See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2022

	The Communication Services Select Sector SPDR Fund	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund
INVESTMENT INCOME
Dividend income — unaffiliated issuers	$ 113,920,230	$ 150,456,212	$ 379,099,877
Dividend income — affiliated issuers	92,653	138,429	206,665
Unaffiliated securities lending income	47,041	197,485	7,999
Affiliated securities lending income	252,418	178,845	29,648
Foreign taxes withheld	—	—	—
TOTAL INVESTMENT INCOME (LOSS)	114,312,342	150,970,971	379,344,189
EXPENSES
Advisory and Administration fees	3,566,909	5,742,805	4,473,735
Distribution fees	2,742,675	4,411,917	3,422,580
License fees	3,689,385	5,927,824	4,529,804
Custodian fees	70,172	112,998	87,921
Unitary fees	926,654	1,473,297	1,153,945
Trustees’ fees and expenses	147,915	226,616	162,173
Registration and filing fees	38,216	60,125	36,557
Professional fees	72,081	100,059	71,606
Printing and postage fees	396,314	677,580	546,771
Insurance expense	33,223	44,459	18,106
Miscellaneous expenses	212,765	377,717	262,649
TOTAL EXPENSES	11,896,309	19,155,397	14,765,847
NET INVESTMENT INCOME (LOSS)	$ 102,416,033	$ 131,815,574	$ 364,578,342
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(997,553,884)	(1,186,389,835)	(232,053,224)
Investments — affiliated issuers	438	(1,359)	663
In-kind redemptions — unaffiliated issuers	1,706,260,159	2,646,179,518	1,076,507,407
Foreign currency transactions	—	—	—
Futures contracts	—	—	—
Net realized gain (loss)	708,706,713	1,459,788,324	844,454,846
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(6,255,707,886)	(5,746,430,837)	(1,725,653,091)
Investments — affiliated issuers	975	2,371	507
Futures contracts	—	—	—
Net change in unrealized appreciation/depreciation	(6,255,706,911)	(5,746,428,466)	(1,725,652,584)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,547,000,198)	(4,286,640,142)	(881,197,738)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(5,444,584,165)	$(4,154,824,568)	$ (516,619,396)
See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund	The Financial Select Sector SPDR Fund	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund

$ 1,428,857,928	$ 752,020,075	$ 567,766,875	$ 252,550,111	$ 148,961,645	$ 107,086,126	$ 414,793,555
688,423	8,445,705	491,424	181,417	46,386	25,533	648,317
—	78,211	47,187	4,838	75,616	5,295	347,430
131,925	100,662	104,247	190,741	14,930	9,805	174,931
—	—	—	—	—	—	(562,184)
1,429,678,276	760,644,653	568,409,733	252,927,107	149,098,577	107,126,759	415,402,049

10,297,847	11,983,348	10,951,801	4,688,537	2,194,112	1,635,946	13,589,572
7,877,973	9,213,610	8,378,785	3,601,930	1,687,563	1,254,104	10,428,788
10,409,238	12,320,346	11,128,046	4,825,601	2,253,989	1,665,830	13,941,274
202,367	235,848	215,215	92,235	43,164	32,167	267,272
2,654,931	3,072,794	2,825,347	1,204,301	563,839	422,236	3,493,344
359,244	476,646	396,828	192,534	89,729	58,656	520,519
82,933	125,183	93,016	47,579	21,797	19,240	132,316
146,303	199,033	148,170	85,863	55,337	44,884	190,438
1,324,882	1,443,124	1,349,458	550,096	278,680	230,350	1,625,613
60,813	93,459	62,581	45,613	22,417	6,222	96,143
487,625	725,894	588,039	280,089	135,104	105,896	760,597
33,904,156	39,889,285	36,137,286	15,614,378	7,345,731	5,475,531	45,045,876
$ 1,395,774,120	$ 720,755,368	$ 532,272,447	$ 237,312,729	$ 141,752,846	$ 101,651,228	$ 370,356,173

(729,641,789)	(271,244,478)	(120,826,322)	(106,784,645)	(32,854,568)	(88,393,741)	(1,042,064,868)
(2,262)	(10,434,433)	(294)	579	2,053	(987)	7,814
9,015,100,583	3,126,080,025	3,277,570,407	1,216,934,513	423,526,507	316,274,334	8,496,521,113
—	(4)	—	—	—	—	—
14,655,869	—	—	(1,067,872)	(77,813)	1,439,301	(8,644,801)
8,300,112,401	2,844,401,110	3,156,743,791	1,109,082,575	390,596,179	229,318,907	7,445,819,258

1,655,441,246	(10,770,352,548)	(5,562,713,882)	(3,249,343,478)	(1,305,988,349)	(1,380,770,865)	(16,930,090,650)
2,955	(81,521,883)	2,292	2,891	286	—	(882)
(10,943,625)	—	—	(840,740)	(778,744)	(2,464,582)	(5,257,173)
1,644,500,576	(10,851,874,431)	(5,562,711,590)	(3,250,181,327)	(1,306,766,807)	(1,383,235,447)	(16,935,348,705)
9,944,612,977	(8,007,473,321)	(2,405,967,799)	(2,141,098,752)	(916,170,628)	(1,153,916,540)	(9,489,529,447)
$11,340,387,097	$ (7,286,717,953)	$(1,873,695,352)	$(1,903,786,023)	$ (774,417,782)	$(1,052,265,312)	$ (9,119,173,274)

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF OPERATIONS  (continued)
For the Year Ended September 30, 2022

The Utilities Select Sector SPDR Fund
INVESTMENT INCOME
Dividend income — unaffiliated issuers	$ 419,293,835
Dividend income — affiliated issuers	225,569
Affiliated securities lending income	90,610
TOTAL INVESTMENT INCOME (LOSS)	419,610,014
EXPENSES
Advisory and Administration fees	4,476,805
Distribution fees	3,416,855
License fees	4,537,050
Custodian fees	87,939
Unitary fees	1,156,162
Trustees’ fees and expenses	158,921
Registration and filing fees	35,657
Professional fees	70,518
Printing and postage fees	527,352
Insurance expense	21,814
Miscellaneous expenses	222,517
TOTAL EXPENSES	14,711,590
NET INVESTMENT INCOME (LOSS)	$ 404,898,424
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(100,836,779)
Investments — affiliated issuers	(2,183)
In-kind redemptions — unaffiliated issuers	776,955,041
Net realized gain (loss)	676,116,079
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(825,343,372)
Investments — affiliated issuers	(53)
Net change in unrealized appreciation/depreciation	(825,343,425)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(149,227,346)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 255,671,078
See accompanying notes to financial statements.

[This Page Intentionally Left Blank]

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	The Communication Services Select Sector SPDR Fund		The Consumer Discretionary Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 102,416,033	$ 95,495,406	$ 131,815,574	$ 122,881,343
Net realized gain (loss)	708,706,713	2,320,315,595	1,459,788,324	2,727,630,494
Net change in unrealized appreciation/depreciation	(6,255,706,911)	1,196,720,146	(5,746,428,466)	894,744,506
Net increase (decrease) in net assets resulting from operations	(5,444,584,165)	3,612,531,147	(4,154,824,568)	3,745,256,343
Net equalization credits and charges	(4,073,365)	(625,116)	(944,319)	723,053
Distributions to shareholders	(98,460,012)	(93,350,467)	(129,853,122)	(123,348,978)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	10,323,050,378	11,124,381,986	21,602,723,713	16,887,124,159
Cost of shares redeemed	(12,378,013,156)	(9,573,576,943)	(22,853,143,682)	(16,684,493,391)
Net income equalization	4,073,365	625,116	944,319	(723,053)
Net increase (decrease) in net assets from beneficial interest transactions	(2,050,889,413)	1,551,430,159	(1,249,475,650)	201,907,715
Net increase (decrease) in net assets during the period	(7,598,006,955)	5,069,985,723	(5,535,097,659)	3,824,538,133
Net assets at beginning of period	15,176,056,890	10,106,071,167	19,633,736,580	15,809,198,447
NET ASSETS AT END OF PERIOD	$ 7,578,049,935	$15,176,056,890	$ 14,098,638,921	$ 19,633,736,580
SHARES OF BENEFICIAL INTEREST:
Shares sold	150,200,000	150,900,000	123,600,000	102,250,000
Shares redeemed	(181,300,000)	(131,700,000)	(134,000,000)	(100,450,000)
Net increase (decrease) from share transactions	(31,100,000)	19,200,000	(10,400,000)	1,800,000
See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund		The Energy Select Sector SPDR Fund		The Financial Select Sector SPDR Fund
Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21

$ 364,578,342	$ 331,657,216	$ 1,395,774,120	$ 873,670,481	$ 720,755,368	$ 610,422,895
844,454,846	1,150,724,231	8,300,112,401	1,029,351,744	2,844,401,110	5,580,105,015
(1,725,652,584)	(380,759,153)	1,644,500,576	7,081,524,329	(10,851,874,431)	6,478,241,704
(516,619,396)	1,101,622,294	11,340,387,097	8,984,546,554	(7,286,717,953)	12,668,769,614
5,281,761	(2,100,389)	(30,219,502)	36,005,143	(26,262,713)	15,669,602
(366,815,541)	(330,192,564)	(1,446,908,773)	(933,129,989)	(694,964,954)	(620,652,967)

29,214,101,970	19,938,578,383	38,323,878,231	28,094,738,429	49,626,705,184	58,491,980,218
(25,622,285,154)	(22,639,671,840)	(39,770,503,382)	(19,492,605,558)	(55,103,779,237)	(46,773,810,008)
(5,281,761)	2,100,389	30,219,502	(36,005,143)	26,262,713	(15,669,602)
3,586,535,055	(2,698,993,068)	(1,416,405,649)	8,566,127,728	(5,450,811,340)	11,702,500,608
2,708,381,879	(1,929,663,727)	8,446,853,173	16,653,549,436	(13,458,756,960)	23,766,286,857
11,757,576,195	13,687,239,922	25,084,338,519	8,430,789,083	40,412,690,407	16,646,403,550
$ 14,465,958,074	$ 11,757,576,195	$ 33,531,191,692	$ 25,084,338,519	$ 26,953,933,447	$ 40,412,690,407

392,500,000	290,000,000	551,600,000	624,550,000	1,339,600,000	1,797,500,000
(346,500,000)	(332,600,000)	(567,100,000)	(424,500,000)	(1,527,200,000)	(1,412,600,000)
46,000,000	(42,600,000)	(15,500,000)	200,050,000	(187,600,000)	384,900,000

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	The Health Care Select Sector SPDR Fund		The Industrial Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 532,272,447	$ 416,801,302	$ 237,312,729	$ 236,733,176
Net realized gain (loss)	3,156,743,791	3,400,196,431	1,109,082,575	2,956,551,516
Net change in unrealized appreciation/depreciation	(5,562,711,590)	1,264,545,932	(3,250,181,327)	734,570,045
Net increase (decrease) in net assets resulting from operations	(1,873,695,352)	5,081,543,665	(1,903,786,023)	3,927,854,737
Net equalization credits and charges	10,937,354	1,274,032	(6,531,041)	1,546,005
Distributions to shareholders	(547,486,712)	(409,925,315)	(231,405,184)	(241,943,347)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	36,629,546,954	29,361,014,407	20,377,366,355	23,703,127,522
Cost of shares redeemed	(28,762,153,713)	(27,547,231,773)	(24,504,637,390)	(22,201,590,532)
Net income equalization	(10,937,354)	(1,274,032)	6,531,041	(1,546,005)
Net increase (decrease) in net assets from beneficial interest transactions	7,856,455,887	1,812,508,602	(4,120,739,994)	1,499,990,985
Net increase (decrease) in net assets during the period	5,446,211,177	6,485,400,984	(6,262,462,242)	5,187,448,380
Net assets at beginning of period	30,358,855,864	23,873,454,880	17,367,181,970	12,179,733,590
NET ASSETS AT END OF PERIOD	$ 35,805,067,041	$ 30,358,855,864	$ 11,104,719,728	$ 17,367,181,970
SHARES OF BENEFICIAL INTEREST:
Shares sold	277,250,000	242,250,000	208,050,000	252,800,000
Shares redeemed	(219,950,000)	(229,850,000)	(251,550,000)	(233,400,000)
Net increase (decrease) from share transactions	57,300,000	12,400,000	(43,500,000)	19,400,000
See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund		The Real Estate Select Sector SPDR Fund		The Technology Select Sector SPDR Fund
Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21

$ 141,752,846	$ 130,501,877	$ 101,651,228	$ 59,481,840	$ 370,356,173	$ 322,398,863
390,596,179	1,035,717,045	229,318,907	122,356,929	7,445,819,258	6,302,530,164
(1,306,766,807)	(34,117,715)	(1,383,235,447)	469,240,178	(16,935,348,705)	3,132,265,670
(774,417,782)	1,132,101,207	(1,052,265,312)	651,078,947	(9,119,173,274)	9,757,194,697
(5,327,250)	(94,204)	3,998,621	3,560,493	(660,883)	(4,599,983)
(140,291,094)	(127,713,864)	(165,006,172)	(97,886,559)	(369,413,320)	(316,074,902)

9,286,163,854	12,989,379,344	6,393,738,629	4,788,360,980	31,297,130,714	23,233,034,545
(11,170,933,914)	(10,408,905,093)	(4,846,435,169)	(3,323,817,883)	(29,174,529,672)	(23,746,663,758)
5,327,250	94,204	(3,998,621)	(3,560,493)	660,883	4,599,983
(1,879,442,810)	2,580,568,455	1,543,304,839	1,460,982,604	2,123,261,925	(509,029,230)
(2,799,478,936)	3,584,861,594	330,031,976	2,017,735,485	(7,365,985,552)	8,927,490,582
7,501,905,881	3,917,044,287	4,282,141,246	2,264,405,761	43,022,516,199	34,095,025,617
$ 4,702,426,945	$ 7,501,905,881	$ 4,612,173,222	$ 4,282,141,246	$ 35,656,530,647	$ 43,022,516,199

111,250,000	168,250,000	140,250,000	115,000,000	206,250,000	172,150,000
(136,900,000)	(135,000,000)	(108,450,000)	(82,850,000)	(194,000,000)	(176,100,000)
(25,650,000)	33,250,000	31,800,000	32,150,000	12,250,000	(3,950,000)

THE SELECT SECTOR SPDR TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 404,898,424	$ 349,696,232
Net realized gain (loss)	676,116,079	623,159,670
Net change in unrealized appreciation/depreciation	(825,343,425)	233,959,292
Net increase (decrease) in net assets resulting from operations	255,671,078	1,206,815,194
Net equalization credits and charges	8,627,389	(1,339,318)
Distributions to shareholders	(430,630,955)	(374,646,864)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	24,428,615,968	18,829,817,079
Cost of shares redeemed	(20,091,272,564)	(19,111,067,494)
Net income equalization	(8,627,389)	1,339,318
Net increase (decrease) in net assets from beneficial interest transactions	4,328,716,015	(279,911,097)
Net increase (decrease) in net assets during the period	4,162,383,527	550,917,915
Net assets at beginning of period	11,956,669,220	11,405,751,305
NET ASSETS AT END OF PERIOD	$ 16,119,052,747	$ 11,956,669,220
SHARES OF BENEFICIAL INTEREST:
Shares sold	345,250,000	293,450,000
Shares redeemed	(286,200,000)	(298,300,000)
Net increase (decrease) from share transactions	59,050,000	(4,850,000)
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	The Communication Services Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	For the Period 06/19/18* - 9/30/18(a)
Net asset value, beginning of period	$ 80.15	$ 59.40	$ 49.50	$ 48.98	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.58	0.54	0.47	0.44	0.09
Net realized and unrealized gain (loss) (c)	(32.25)	20.73	9.88	0.51	(1.17)
Total from investment operations	(31.67)	21.27	10.35	0.95	(1.08)
Net equalization credits and charges (b)	(0.02)	(0.00)(d)	0.02	0.02	0.19
Distributions to shareholders from:
Net investment income	(0.57)	(0.52)	(0.47)	(0.45)	(0.05)
Return of Capital	—	—	—	—	(0.08)
Total distributions	(0.57)	(0.52)	(0.47)	(0.45)	(0.13)
Net asset value, end of period	$ 47.89	$ 80.15	$ 59.40	$ 49.50	$ 48.98
Total return (e)	(39.71)%	35.88%	21.05%	2.07%	(1.78)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,578,050	$15,176,057	$10,106,071	$6,039,403	$2,035,011
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.15%(f)
Net expenses	0.10%	0.11%	0.13%	0.13%	0.13%(f)
Net investment income (loss)	0.88%	0.73%	0.86%	0.93%	0.62%(f)
Portfolio turnover rate (g)	21%	15%	15%	16%	7%(h)
*	Commencement of operations.
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	The ratios for periods less than one year are annualized.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
(h)	Period less than one year are not annualized.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Consumer Discretionary Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 179.54	$ 146.99	$ 120.69	$ 117.19	$ 90.09
Income (loss) from investment operations:
Net investment income (loss) (b)	1.23	1.09	1.46	1.58	1.49
Net realized and unrealized gain (loss) (c)	(37.06)	32.54	26.34	3.51	26.81
Total from investment operations	(35.83)	33.63	27.80	5.09	28.30
Net equalization credits and charges (b)	(0.01)	0.01	(0.06)	(0.02)	0.09
Distributions to shareholders from:
Net investment income	(1.22)	(1.09)	(1.44)	(1.57)	(1.29)
Net asset value, end of period	$ 142.48	$ 179.54	$ 146.99	$ 120.69	$ 117.19
Total return (d)	(20.06)%	22.93%	23.25%	4.45%	31.63%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$14,098,639	$19,633,737	$15,809,198	$13,928,314	$16,218,942
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	0.70%	0.65%	1.17%	1.40%	1.43%
Portfolio turnover rate (e)	22%	23%	11%	6%	23%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Consumer Staples Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 68.83	$ 64.13	$ 61.41	$ 53.92	$ 53.99
Income (loss) from investment operations:
Net investment income (loss) (b)	1.84	1.85	1.66	1.60	1.52
Net realized and unrealized gain (loss) (c)	(2.16)	4.67	2.70	7.41	(0.17)
Total from investment operations	(0.32)	6.52	4.36	9.01	1.35
Net equalization credits and charges (b)	0.03	(0.01)	0.00(d)	0.05	0.08
Distributions to shareholders from:
Net investment income	(1.82)	(1.81)	(1.64)	(1.57)	(1.50)
Net asset value, end of period	$ 66.72	$ 68.83	$ 64.13	$ 61.41	$ 53.92
Total return (e)	(0.63)%	10.19%	7.32%	17.14%	2.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$14,465,958	$11,757,576	$13,687,240	$14,015,004	$9,256,716
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	2.49%	2.71%	2.73%	2.84%	2.84%
Portfolio turnover rate (f)	11%	4%	5%	10%	12%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Energy Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 52.12	$ 29.97	$ 59.18	$ 75.75	$ 68.46
Income (loss) from investment operations:
Net investment income (loss) (b)	2.91	2.11	2.19	4.01	1.95
Net realized and unrealized gain (loss) (c)	20.07	22.11	(27.49)	(18.36)	7.32
Total from investment operations	22.98	24.22	(25.30)	(14.35)	9.27
Net equalization credits and charges (b)	(0.06)	0.09	0.08	(0.04)	(0.02)
Contribution from Affiliate	—	—	0.00(d)(e)	—	—
Distributions to shareholders from:
Net investment income	(3.06)	(2.16)	(3.99)	(2.18)	(1.96)
Net asset value, end of period	$ 71.98	$ 52.12	$ 29.97	$ 59.18	$ 75.75
Total return (f)	44.34%	81.93%	(44.68)%(g)	(19.08)%	13.64%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$33,531,192	$25,084,339	$8,430,789	$10,014,781	$18,435,159
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	4.14%	4.54%	5.08%	6.25%	2.71%
Portfolio turnover rate (h)	9%	14%	13%	10%	8%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Contribution paid by an Affiliate in the amount of $290,417.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(g)	The contribution from an Affiliate had no impact on total return.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Financial Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 37.53	$ 24.06	$ 28.02	$ 27.58	$ 25.84
Income (loss) from investment operations:
Net investment income (loss) (b)	0.68	0.61	0.60	0.57	0.48
Net realized and unrealized gain (loss) (c)	(7.21)	13.44	(3.94)	0.46	1.73
Total from investment operations	(6.53)	14.05	(3.34)	1.03	2.21
Net equalization credits and charges (b)	(0.02)	0.02	(0.02)	(0.03)	0.01
Distributions to shareholders from:
Net investment income	(0.67)	(0.60)	(0.60)	(0.56)	(0.48)
Net asset value, end of period	$ 30.31	$ 37.53	$ 24.06	$ 28.02	$ 27.58
Total return (d)	(17.67)%	58.79%	(11.98)%	3.81%	8.58%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$26,953,933	$40,412,690	$16,646,404	$22,552,204	$31,053,806
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	1.83%	1.80%	2.30%	2.13%	1.72%
Portfolio turnover rate (e)	4%	3%	4%	4%	3%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Health Care Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 127.26	$ 105.56	$ 90.13	$ 95.11	$ 81.76
Income (loss) from investment operations:
Net investment income (loss) (b)	1.95	1.85	1.66	2.29	1.31
Net realized and unrealized gain (loss) (c)	(6.27)	21.65	16.08	(5.75)	13.34
Total from investment operations	(4.32)	23.50	17.74	(3.46)	14.65
Net equalization credits and charges (b)	0.04	0.01	(0.00)(d)	(0.02)	0.01
Distributions to shareholders from:
Net investment income	(1.96)	(1.81)	(2.31)	(1.50)	(1.31)
Net asset value, end of period	$ 121.02	$ 127.26	$ 105.56	$ 90.13	$ 95.11
Total return (e)	(3.47)%	22.37%	19.90%	(3.65)%	18.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$35,805,067	$30,358,856	$23,873,455	$16,818,717	$19,632,378
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	1.48%	1.54%	1.67%	2.53%	1.54%
Portfolio turnover rate (f)	2%	4%	3%	2%	5%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Industrial Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 97.77	$ 76.98	$ 77.66	$ 78.37	$ 70.99
Income (loss) from investment operations:
Net investment income (loss) (b)	1.52	1.27	1.39	1.52	1.30
Net realized and unrealized gain (loss) (c)	(14.94)	20.81	(0.68)	(0.63)	7.49
Total from investment operations	(13.42)	22.08	0.71	0.89	8.79
Net equalization credits and charges (b)	(0.04)	0.01	0.02	(0.03)	(0.02)
Contribution from Affiliate	—	—	—	0.00(d)(e)	—
Distributions to shareholders from:
Net investment income	(1.52)	(1.30)	(1.41)	(1.57)	(1.39)
Net asset value, end of period	$ 82.79	$ 97.77	$ 76.98	$ 77.66	$ 78.37
Total return (f)	(13.95)%	28.74%	1.12%	1.25%(g)	12.43%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,104,720	$17,367,182	$12,179,734	$9,802,368	$12,925,332
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	1.54%	1.33%	1.87%	2.07%	1.74%
Portfolio turnover rate (h)	7%	2%	3%	3%	6%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Contribution paid by an Affiliate in the amount of $60,421.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(g)	The contribution from an Affiliate had no impact on total return.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Materials Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 79.11	$ 63.62	$ 58.17	$ 57.92	$ 56.80
Income (loss) from investment operations:
Net investment income (loss) (b)	1.64	1.45	1.23	1.20	1.09
Net realized and unrealized gain (loss) (c)	(11.02)	15.43	5.47	0.28	1.09
Total from investment operations	(9.38)	16.88	6.70	1.48	2.18
Net equalization credits and charges (b)	(0.06)	(0.00)(d)	(0.03)	(0.03)	0.02
Distributions to shareholders from:
Net investment income	(1.69)	(1.39)	(1.22)	(1.20)	(1.08)
Net asset value, end of period	$ 67.98	$ 79.11	$ 63.62	$ 58.17	$ 57.92
Total return (e)	(12.23)%	26.60%	11.76%	2.64%	3.84%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,702,427	$7,501,906	$3,917,044	$4,201,473	$4,547,766
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	1.97%	1.83%	2.15%	2.18%	1.84%
Portfolio turnover rate (f)	2%	5%	4%	20%	17%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Real Estate Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 44.47	$ 35.30	$ 39.35	$ 32.62	$ 32.26
Income (loss) from investment operations:
Net investment income (loss) (b)	0.86	0.85	0.88	0.95	0.95
Net realized and unrealized gain (loss) (c)	(7.99)	9.66	(3.78)	6.91	0.58
Total from investment operations	(7.13)	10.51	(2.90)	7.86	1.53
Net equalization credits and charges (b)	0.03	0.05	(0.05)	0.01	0.00(d)
Distributions to shareholders from:
Net investment income	(1.37)	(1.39)	(1.10)	(1.14)	(1.17)
Net asset value, end of period	$ 36.00	$ 44.47	$ 35.30	$ 39.35	$ 32.62
Total return (e)	(16.46)%	30.42%	(7.46)%	24.64%	4.87%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,612,173	$4,282,141	$2,264,406	$3,884,273	$2,732,078
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	1.90%	2.05%	2.42%	2.69%	2.94%
Portfolio turnover rate (f)	11%	4%	5%	3%	7%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Technology Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 149.35	$ 116.76	$ 80.51	$ 75.30	$ 59.13
Income (loss) from investment operations:
Net investment income (loss) (b)	1.24	1.11	1.20	1.05	0.93
Net realized and unrealized gain (loss) (c)	(30.62)	32.60	36.24	5.18	16.17
Total from investment operations	(29.38)	33.71	37.44	6.23	17.10
Net equalization credits and charges (b)	(0.00)(d)	(0.02)	(0.00)(d)	0.01	0.04
Distributions to shareholders from:
Net investment income	(1.24)	(1.10)	(1.19)	(1.03)	(0.97)
Net asset value, end of period	$ 118.73	$ 149.35	$ 116.76	$ 80.51	$ 75.30
Total return (e)	(19.82)%	28.93%	46.88%	8.44%	29.14%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$35,656,531	$43,022,516	$34,095,026	$22,417,160	$22,959,484
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	0.83%	0.81%	1.24%	1.44%	1.37%
Portfolio turnover rate (f)	9%	4%	3%	6%	19%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)	Year Ended 9/30/18(a)
Net asset value, beginning of period	$ 63.88	$ 59.40	$ 64.73	$ 52.68	$ 53.05
Income (loss) from investment operations:
Net investment income (loss) (b)	1.96	1.86	2.00	1.90	1.76
Net realized and unrealized gain (loss) (c)	1.61	4.61	(5.36)	12.01	(0.28)
Total from investment operations	3.57	6.47	(3.36)	13.91	1.48
Net equalization credits and charges (b)	0.04	(0.01)	(0.02)	0.01	(0.04)
Distributions to shareholders from:
Net investment income	(2.03)	(1.98)	(1.95)	(1.87)	(1.81)
Net asset value, end of period	$ 65.46	$ 63.88	$ 59.40	$ 64.73	$ 52.68
Total return (d)	5.46%	10.95%	(5.12)%	26.85%	2.89%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$16,119,053	$11,956,669	$11,405,751	$11,296,483	$7,642,260
Ratios to average net assets:
Total expenses	0.10%	0.11%	0.13%	0.13%	0.13%
Net investment income (loss)	2.76%	2.89%	3.29%	3.30%	3.37%
Portfolio turnover rate (e)	4%	3%	3%	5%	5%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.    Organization
The Select Sector SPDR Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of September 30, 2022, the Trust consists of eleven (11) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):
The Communication Services Select Sector SPDR Fund
The Consumer Discretionary Select Sector SPDR Fund
The Consumer Staples Select Sector SPDR Fund
The Energy Select Sector SPDR Fund
The Financial Select Sector SPDR Fund
The Health Care Select Sector SPDR Fund
The Industrial Select Sector SPDR Fund
The Materials Select Sector SPDR Fund
The Real Estate Select Sector SPDR Fund
The Technology Select Sector SPDR Fund
The Utilities Select Sector SPDR Fund
Each Fund is classified as a non-diversified investment company under the 1940 Act.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has entered into an Indemnification Agreement with each trustee who is not an “interested person” (as defined in the 1940 Act) (each, an “Independent Trustee”) providing for indemnification of the Independent Trustee by the Trust consistent with the foregoing and providing procedures for seeking and obtaining indemnification advancement of expenses. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•  Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•  Investments in registered investment companies (including money market funds) or other unitized pooled investment

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•  Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Funds' respective Select Sector Index, which in turn could result in a difference between the Fund's performance and the performance of the Fund's respective Select Sector Index. Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•  Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2022 is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.
Certain Funds invest in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds' policy is to record all REIT distributions initially as dividend income and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM's understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Funds' Statements of Assets and Liabilities.
Equalization
The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Distributions
Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Derivative Financial Instruments
Futures Contracts
The Fund may enter into futures contracts to meet its objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedules of Investments and cash deposited, if any, is included in Net cash at broker on the Statements of Assets and Liabilities. Subsequent payments are made or received by Fund equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

The Funds in the following tables each entered into futures contracts for cash equitization, to reduce tracking error and to facilitate daily liquidity. The following tables summarize the value of the Fund's derivative instruments as of September 30, 2022, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
	Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
The Energy Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	$8,367,000	$—	$8,367,000
The Industrial Select Sector SPDR Fund
Futures Contracts	—	—	—	3,139,560	—	3,139,560
The Materials Select Sector SPDR Fund
Futures Contracts	—	—	—	778,500	—	778,500
The Real Estate Select Sector SPDR Fund
Futures Contracts	—	—	—	2,990,125	—	2,990,125
The Technology Select Sector SPDR Fund
Futures Contracts	—	—	—	8,792,700	—	8,792,700
	Net Realized Gain (Loss)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
The Energy Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	$14,655,869	$—	$14,655,869
The Industrial Select Sector SPDR Fund
Futures Contracts	—	—	—	(1,067,872)	—	(1,067,872)
The Materials Select Sector SPDR Fund
Futures Contracts	—	—	—	(77,813)	—	(77,813)
The Real Estate Select Sector SPDR Fund
Futures Contracts	—	—	—	1,439,301	—	1,439,301
The Technology Select Sector SPDR Fund
Futures Contracts	—	—	—	(8,644,801)	—	(8,644,801)
	Net Change in Unrealized Appreciation (Depreciation)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
The Energy Select Sector SPDR Fund
Futures Contracts	$—	$—	$—	(10,943,625)	$—	(10,943,625)
The Industrial Select Sector SPDR Fund
Futures Contracts	—	—	—	(840,740)	—	(840,740)
The Materials Select Sector SPDR Fund
Futures Contracts	—	—	—	(778,744)	—	(778,744)
The Real Estate Select Sector SPDR Fund
Futures Contracts	—	—	—	(2,464,582)	—	(2,464,582)
The Technology Select Sector SPDR Fund
Futures Contracts	—	—	—	(5,257,173)	—	(5,257,173)

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

4.    Fees and Transactions with Affiliates
Advisory and Administration Fee
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, each Fund pays the Adviser a fee accrued daily and paid monthly. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based on the relative net assets of each Fund. The advisory fee is a sliding scale fee calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; (iv) 0.03% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (v) 0.0285% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (vi) 0.0271% of average daily net assets of the Trust up to the next $50.0 billion of net assets; and (vii) 0.0256% of average daily net assets on the remainder of net assets of the Trust. From time to time, the Adviser may waive all or a portion of its fees.
The Adviser had contractually agreed to waive a portion of its advisory fee and reimburse certain expenses, until January 31, 2022, so that the annual Fund operating expenses of The Communication Services Select Sector SPDR Fund were limited to no more than 0.1345% of the Fund’s average daily net assets (exclusive of non-recurring account fees and expenses). This contractual fee waiver and/or reimbursement did not provide for the recoupment by the Adviser of any amounts waived or reimbursed. The Adviser did not waive advisory fees or reimburse expenses for The Communication Services Select Sector SPDR Fund during the year ended September 30, 2022. This contractual waiver and/or reimbursement expired January 31, 2022.
The Trust has also entered into an Administration Agreement with SSGA FM to serve as each Fund's Administrator. For its administration services to the Funds, each Fund pays SSGA FM a fee accrued daily and paid monthly at a rate 0.0006% of its average daily net assets.
Unitary Fee
State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent to each Fund of the Trust. A “unitary” fee is paid by each Fund to State Street for custody, sub-administration and transfer agency services provided to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. Effective January 1, 2018, the unitary fee structure was amended and  is calculated as follows: (i) $0 - $50 billion of net assets of the Trust, 0.015% of average daily net assets; (ii) over $50 billion - $75 billion of net assets of the Trust, 0.0125% of average daily net assets; (iii) over $75 billion - $100 billion of net assets of the Trust, 0.01% of average daily net assets; (iv) over $100 billion - $400 billion of net assets of the Trust, 0.004% of average daily net assets; and (v) over $400 billion of net assets of the Trust, 0.0025% of average daily net assets.
State Street is a wholly-owned subsidiary of State Street Corporation.
Other Transactions with Affiliates - Securities Lending
State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated July 10, 2017, as amended.
Effective January 1, 2022, net proceeds collected by State Street on investment of cash collateral or any fee income less rebates payable to borrowers are paid as follows: If the calendar year to date net proceeds are below a specified threshold across participating affiliated funds, each Fund retains eighty five percent (85%) of the net proceeds and fifteen percent (15%) of such net proceeds is payable to State Street. Starting the business day following the date that calendar year to date net proceeds exceeds a specified threshold, each Fund retains ninety percent (90%) of the net proceeds and ten percent (10%) of such net proceeds is payable to State Street. Prior to January 1, 2022, net proceeds were 85% payable to the Funds and 15% payable to State Street.

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 10 for additional information regarding securities lending.
Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended September 30, 2022, are disclosed in the Funds' respective Schedules of Investments.
Due to Custodian
In certain circumstances, the Funds may have cash overdrafts with the custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to custodian amount, if any, reflects cash overdrawn with State Street, as custodian, who is an affiliate of the Funds.
5.    Additional Expenses
Distributor
ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted by each Fund in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. Effective February 1, 2022, the Board limited each Fund's 12b-1 fee to an annual rate of 0.02% of its average daily net assets (prior to February 1, 2022, each applicable Fund's 12b-1 fee was limited to an annual rate of 0.03% of its average daily net assets). This limitation is in effect through at least January 31, 2023.
License Fees
S&P Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC and S&P Global (“S&P”), and NYSE Arca, Inc. (either directly or through affiliates) have entered into a license agreement with respect to each Fund's Select Sector Index. Effective January 1, 2022, each Fund pays an annual sub-license fee to S&P based on a percentage of its total expense ratio shown on the financial highlight for the most recent fiscal year. This rate is applied to the Fund’s average daily net assets. Future years’ sub-license fee rate will be based on a schedule of percentages applied to the most recent total expense ratio of a Fund shown in the, then, current annual report and applied to the average daily net assets of that Fund. Prior to January 1, 2022, the Trust paid an annual sub-license fee to S&P equal to 0.06% of the average aggregate net assets of all series of the Trust, subject to certain breakpoints. Each Fund paid its proportionate share of the annual sub-license fees based on the relative net assets of each Fund. Under each scenario, fees to S& P are generally paid quarterly.
6.    Trustees’ Fees
The fees and expenses of the Independent Trustees and one interested, non-management trustee are paid directly by the Funds. The Independent Trustees and one interested, non-management trustee are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
7.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended September 30, 2022, were as follows:
	Purchases	Sales
The Communication Services Select Sector SPDR Fund	$2,400,560,611	$2,417,232,523
The Consumer Discretionary Select Sector SPDR Fund	4,045,300,743	4,080,565,405
The Consumer Staples Select Sector SPDR Fund	1,621,124,686	1,635,523,718

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

	Purchases	Sales
The Energy Select Sector SPDR Fund	$3,200,107,155	$3,058,748,020
The Financial Select Sector SPDR Fund	1,577,408,160	1,569,812,351
The Health Care Select Sector SPDR Fund	771,790,075	795,743,708
The Industrial Select Sector SPDR Fund	1,065,853,795	1,028,521,289
The Materials Select Sector SPDR Fund	144,531,616	138,328,047
The Real Estate Select Sector SPDR Fund	611,937,453	582,695,309
The Technology Select Sector SPDR Fund	4,092,245,819	3,800,625,349
The Utilities Select Sector SPDR Fund	614,142,896	594,146,780
For the year ended September 30, 2022, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
The Communication Services Select Sector SPDR Fund	$ 7,897,395,051	$ 9,933,861,289	$1,706,260,159
The Consumer Discretionary Select Sector SPDR Fund	14,695,589,984	15,919,435,259	2,646,179,518
The Consumer Staples Select Sector SPDR Fund	21,844,567,667	18,250,343,511	1,076,507,407
The Energy Select Sector SPDR Fund	29,994,676,504	31,560,669,710	9,015,100,583
The Financial Select Sector SPDR Fund	38,546,032,338	44,019,033,634	3,126,080,025
The Health Care Select Sector SPDR Fund	25,630,292,202	17,764,307,428	3,277,570,407
The Industrial Select Sector SPDR Fund	14,343,860,221	18,465,375,833	1,216,934,513
The Materials Select Sector SPDR Fund	6,896,502,406	8,780,607,882	423,526,507
The Real Estate Select Sector SPDR Fund	5,035,920,648	3,538,251,807	316,274,334
The Technology Select Sector SPDR Fund	21,515,208,451	19,621,716,486	8,496,521,113
The Utilities Select Sector SPDR Fund	18,162,796,774	13,825,153,377	776,955,041
8.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
9.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

FM has analyzed the Funds’ tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for in-kind transactions, nontaxable dividend adjustments to income, future contracts, corporate actions, wash sale loss deferrals and distributions in excess of current earnings.
The tax character of distributions paid during the year ended September 30, 2022, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
The Communication Services Select Sector SPDR Fund	$ 98,460,012	$—	$ 98,460,012
The Consumer Discretionary Select Sector SPDR Fund	129,853,122	—	129,853,122
The Consumer Staples Select Sector SPDR Fund	366,815,541	—	366,815,541
The Energy Select Sector SPDR Fund	1,446,908,773	—	1,446,908,773
The Financial Select Sector SPDR Fund	694,964,954	—	694,964,954
The Health Care Select Sector SPDR Fund	547,486,712	—	547,486,712
The Industrial Select Sector SPDR Fund	231,405,184	—	231,405,184
The Materials Select Sector SPDR Fund	140,291,094	—	140,291,094
The Real Estate Select Sector SPDR Fund	165,006,172	—	165,006,172
The Technology Select Sector SPDR Fund	369,413,320	—	369,413,320
The Utilities Select Sector SPDR Fund	430,630,955	—	430,630,955
The tax character of distributions paid during the year ended September 30, 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
The Communication Services Select Sector SPDR Fund	$ 93,350,467	$ —	$ 93,350,467
The Consumer Discretionary Select Sector SPDR Fund	123,348,978	—	123,348,978
The Consumer Staples Select Sector SPDR Fund	330,192,564	—	330,192,564
The Energy Select Sector SPDR Fund	933,129,989	—	933,129,989
The Financial Select Sector SPDR Fund	620,652,967	—	620,652,967
The Health Care Select Sector SPDR Fund	409,925,315	—	409,925,315
The Industrial Select Sector SPDR Fund	241,943,347	—	241,943,347
The Materials Select Sector SPDR Fund	127,713,864	—	127,713,864
The Real Estate Select Sector SPDR Fund	97,886,559	—	97,886,559
The Technology Select Sector SPDR Fund	316,074,902	—	316,074,902
The Utilities Select Sector SPDR Fund	374,646,864	—	374,646,864
At September 30, 2022, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
The Communication Services Select Sector SPDR Fund	$ 6,100,960	$(1,058,265,318)	$—	$(4,247,199,153)	$(5,299,363,511)
The Consumer Discretionary Select Sector SPDR Fund	22,451,567	(2,479,550,747)	—	(3,743,753,069)	(6,200,852,249)
The Consumer Staples Select Sector SPDR Fund	—	(1,215,383,250)	—	(2,583,259,726)	(3,798,642,976)
The Energy Select Sector SPDR Fund	15,778,019	(7,655,087,119)	—	155,012,892	(7,484,296,208)
The Financial Select Sector SPDR Fund	55,491,185	(1,161,950,471)	—	(8,593,309,083)	(9,699,768,369)

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
The Health Care Select Sector SPDR Fund	$21,342,739	(1,061,981,005)	$—	(4,054,763,611)	(5,095,401,877)
The Industrial Select Sector SPDR Fund	5,907,545	(688,151,217)	—	(4,337,962,316)	(5,020,205,988)
The Materials Select Sector SPDR Fund	8,358,565	(935,454,824)	—	(1,652,723,304)	(2,579,819,563)
The Real Estate Select Sector SPDR Fund	—	(163,435,208)	—	(1,442,723,168)	(1,606,158,376)
The Technology Select Sector SPDR Fund	9,862,133	(1,609,576,367)	—	(6,115,184,794)	(7,714,899,028)
The Utilities Select Sector SPDR Fund	—	(902,338,736)	—	(1,914,001,099)	(2,816,339,835)
As of September 30, 2022, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
The Communication Services Select Sector SPDR Fund	$ 478,335,316	$ 579,930,002
The Consumer Discretionary Select Sector SPDR Fund	1,087,104,772	1,392,445,975
The Consumer Staples Select Sector SPDR Fund	197,970,574	1,017,412,676
The Energy Select Sector SPDR Fund	474,850,653	7,180,236,466
The Financial Select Sector SPDR Fund	638,706,094	523,244,377
The Health Care Select Sector SPDR Fund	188,196,482	873,784,523
The Industrial Select Sector SPDR Fund	179,561,770	508,589,447
The Materials Select Sector SPDR Fund	280,050,292	655,404,532
The Real Estate Select Sector SPDR Fund	119,045,170	44,390,038
The Technology Select Sector SPDR Fund	780,235,154	829,341,213
The Utilities Select Sector SPDR Fund	198,660,808	703,677,928
As of September 30, 2022, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
The Communication Services Select Sector SPDR Fund	$11,876,733,278	$ 19,847,687	$4,267,046,865	$(4,247,199,178)
The Consumer Discretionary Select Sector SPDR Fund	17,957,410,620	69,752,340	3,813,505,411	(3,743,753,071)
The Consumer Staples Select Sector SPDR Fund	17,031,429,390	32,920,122	2,616,179,847	(2,583,259,725)
The Energy Select Sector SPDR Fund	33,436,626,826	1,790,298,420	1,635,285,528	155,012,892
The Financial Select Sector SPDR Fund	35,651,159,167	27,029,139	8,620,338,222	(8,593,309,083)
The Health Care Select Sector SPDR Fund	39,995,266,391	1,228,736,334	5,283,499,944	(4,054,763,610)
The Industrial Select Sector SPDR Fund	15,541,196,775	19,702,601	4,357,664,339	(4,337,961,738)
The Materials Select Sector SPDR Fund	6,347,831,071	43,213,787	1,695,937,091	(1,652,723,304)
The Real Estate Select Sector SPDR Fund	6,039,092,632	—	1,442,721,665	(1,442,721,665)
The Technology Select Sector SPDR Fund	41,912,109,129	526,026,598	6,641,211,392	(6,115,184,794)
The Utilities Select Sector SPDR Fund	18,133,288,026	143,415,551	2,057,416,649	(1,914,001,098)
10.    Securities Lending
Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
The market value of securities on loan as of September 30, 2022, and the value of the invested cash collateral are disclosed in the Funds' Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of each Fund's securities lending agreements and related cash and non-cash collateral received as of September 30, 2022:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
The Communication Services Select Sector SPDR Fund	$ 59,778,853	$ 51,992,399	$ 11,046,087	$ 63,038,486
The Consumer Discretionary Select Sector SPDR Fund	194,888,318	115,679,767	97,841,026	213,520,793
The Consumer Staples Select Sector SPDR Fund	24,240,601	24,693,312	—	24,693,312
The Energy Select Sector SPDR Fund	49,641,479	32,065,518	19,073,410	51,138,928
The Financial Select Sector SPDR Fund	121,823,457	122,805,648	3,893,275	126,698,923
The Health Care Select Sector SPDR Fund	177,843,167	158,598,098	25,846,652	184,444,750
The Industrial Select Sector SPDR Fund	128,835,712	107,539,396	24,584,795	132,124,191
The Materials Select Sector SPDR Fund	367,232	—	370,500	370,500
The Technology Select Sector SPDR Fund	210,639,808	94,660,055	124,016,699	218,676,754
The Utilities Select Sector SPDR Fund	95,823,575	92,621,035	7,572,325	100,193,360
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2022:
		Remaining Contractual Maturity of the Agreements as of September 30, 2022
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
The Communication Services Select Sector SPDR Fund	Common Stocks	$ 51,992,399	$—	$—	$—	$ 51,992,399	$ 51,992,399
The Consumer Discretionary Select Sector SPDR Fund	Common Stocks	115,679,767	—	—	—	115,679,767	115,679,767
The Consumer Staples Select Sector SPDR Fund	Common Stocks	24,693,312	—	—	—	24,693,312	24,693,312
The Energy Select Sector SPDR Fund	Common Stocks	32,065,518	—	—	—	32,065,518	32,065,518
The Financial Select Sector SPDR Fund	Common Stocks	122,805,648	—	—	—	122,805,648	122,805,648
The Health Care Select Sector SPDR Fund	Common Stocks	158,598,098	—	—	—	158,598,098	158,598,098
The Industrial Select Sector SPDR Fund	Common Stocks	107,539,396	—	—	—	107,539,396	107,539,396
The Technology Select Sector SPDR Fund	Common Stocks	94,660,055	—	—	—	94,660,055	94,660,055
The Utilities Select Sector SPDR Fund	Common Stocks	92,621,035	—	—	—	92,621,035	92,621,035

THE SELECT SECTOR SPDR TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2022

11.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if the Funds were more broadly diversified.
Market Risk
A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness, such as COVID-19, or other public health issues, or other events could have a significant impact on a Fund and its investments.
12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

THE SELECT SECTOR SPDR TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Select Sector SPDR Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of The Select Sector SPDR Trust (the “Trust”) (comprising The Communication Services Select Sector SPDR Fund, The Consumer Discretionary Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Health Care Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Materials Select Sector SPDR Fund, The Real Estate Select Sector SPDR Fund, The Technology Select Sector SPDR Fund and The Utilities Select Sector SPDR Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The Select Sector SPDR Trust at September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for periods ended prior to October 1, 2019 were audited by another independent registered public accounting firm whose report, dated November 26, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 23, 2022

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION
September 30, 2022 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2022 to September 30, 2022.
The table below illustrates your Fund’s cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
The Communication Services Select Sector SPDR Fund	0.10%	$ 699.60	$0.43	$1,024.60	$0.51
The Consumer Discretionary Select Sector SPDR Fund	0.10	773.70	0.44	1,024.60	0.51
The Consumer Staples Select Sector SPDR Fund	0.10	892.60	0.47	1,024.60	0.51
The Energy Select Sector SPDR Fund	0.10	1,036.60	0.51	1,024.60	0.51
The Financial Select Sector SPDR Fund	0.10	1,000.00	0.50	1,024.60	0.51
The Health Care Select Sector SPDR Fund	0.10	891.90	0.47	1,024.60	0.51
The Industrial Select Sector SPDR Fund	0.10	811.80	0.45	1,024.60	0.51
The Materials Select Sector SPDR Fund	0.10	781.20	0.45	1,024.60	0.51
The Real Estate Select Sector SPDR Fund	0.10	758.30	0.44	1,024.60	0.51
The Technology Select Sector SPDR Fund	0.10	751.90	0.44	1,024.60	0.51
The Utilities Select Sector SPDR Fund	0.10	1,000.00	0.50	1,024.60	0.51
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2022.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2022 are considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.sectorspdr.com.
Proxy Voting Policies and Procedures and Records
The Funds have adopted the proxy voting policies of the Adviser. A description of the Funds’ proxy voting policies and procedures that are used by the Funds’ investment Adviser to vote proxies relating to Funds’ portfolio of securities are available (i) without charge, upon request, by calling 1-866-Sector-ETF (1-866-732-8673) (toll free) and (ii) on the SEC’s website at www.sec.gov.
Information regarding how the Funds voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.sectorspdr.com.
Quarterly Portfolio Schedule
Following the Funds' first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits on Form N-PORT, which can be found on the Funds' website at www.sectorspdr.com and the SEC's website at www.sec.gov. The Funds’ Schedules of Investments are available upon request, without charge, by calling 1-866-Sector-ETF (1-866-732-8673) (toll free).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Advisory Contract Renewal
At a meeting held on May 5, 2022 (the “May Meeting”), the Board of Trustees of The Select Sector SPDR® Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement dated December 1, 2003, as amended effective June 18, 2018 (the “Agreement”), between the Trust and SSGA Funds Management, Inc. (the “Adviser”) with respect to each series of the Trust (each a “Fund” and collectively, the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), also met separately with their independent legal counsel prior to a meeting held on April 13, 2022 (the “April Meeting”) to consider the Agreement and the materials provided by the Adviser and State Street Bank and Trust Company (“State Street”) in response to a request from independent legal counsel on their behalf. The April Meeting included a presentation by representatives of the Adviser and State Street during which the Independent Trustees and independent legal counsel were able to pose questions. Following the April Meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those materials were considered at the May Meeting, prior to which the Independent Trustees met separately with their independent legal counsel. In deciding whether to renew the Agreement, the Trustees considered various factors, including, among others, (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits and other benefits realized by the Adviser and its affiliate, State Street, from their relationships with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect a sharing of any such economies of scale.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust, as well as on the materials provided at their regular quarterly board meetings and those provided specifically for purposes of reviewing the Agreement. They noted that under the Agreement the Adviser is responsible for: (i) managing the investment operations of each of the Funds in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Trustees; (ii) providing necessary and appropriate reports and information to the Trustees; (iii) maintaining all necessary books and records pertaining to the Trust’s securities transactions; and (iv) furnishing each Fund with the assistance, cooperation and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”) investing in sectors of the S&P 500 Index, and the experience and expertise appropriate in an adviser to funds of that nature. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Trust, and the responsibilities of the latter with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing each Fund’s compliance with its investment objective and policies and with applicable law and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser and its affiliate, State Street Global Advisors, with which the Adviser shares all of its senior personnel, the Trustees took into account the experience, resources and strength of the Adviser and its affiliates in the areas of indexed products generally, and ETFs in particular. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Trust were appropriate, had been of high quality during the past year, and could be expected to remain so.
Investment Performance of the Funds
The Trustees noted that, in view of the distinctive investment objective of each Fund, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Trustees was the extent to which each Fund achieved its objective to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in its applicable index. Drawing upon information provided at the April Meeting and at the May Meeting, and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees determined that the Funds had tracked their sector indexes within an acceptable range; they further concluded, on the basis of the data available (see discussion in “Comparison of Fees and Expense Ratios” below), that the expense ratio of each Fund was competitive with its peers. Accordingly, they concluded that the performance of each Fund was satisfactory.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Profitability to the Adviser and its Affiliates
The Trustees considered the profitability of the advisory arrangement with the Funds to the Adviser and of the Trust’s relationship with the Adviser’s affiliate, State Street, in its role as Sub-Administrator, Transfer Agent, Custodian, Fund Accountant and Securities Lending Agent. The Trustees received data on the Funds’ profitability to the Adviser for calendar year 2021 as well as 2020 profitability data, along with data on the Trust’s profitability to State Street for the same and prior periods. The Trustees reviewed with representatives from both the Adviser and State Street the methods by which expenses were allocated to the Trust and to each of the Funds. The Trustees noted that advisor profitability increased in 2021 for the Financials, Materials, and Energy Funds, primarily due to strong flows into the Funds and strong market appreciation. On the basis of this information and discussions at the April Meeting and the May Meeting, the Trustees concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities, the profitability at current asset levels was not such as to render the advisory fee excessive.
Other Benefits to the Adviser or its Affiliates
In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees noted that the Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements. It was further noted that the Trust’s brokerage transactions are not effected through the Adviser or any of its affiliates. The Trustees noted that the Adviser serves as Administrator to the Trust and that State Street, an affiliate of the Adviser, serves the Trust as Sub-Administrator, Transfer Agent, Custodian, Fund Accountant and Securities Lending Agent. The Trustees also noted that, based on their review of the arrangements for those services, any benefit the Adviser or the Adviser’s affiliate receives or had received from providing those services appears to be appropriate. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits or will derive other benefits from their relationships with the Trust, those benefits are not such as to render the Adviser’s fees excessive.
Economies of Scale
On the basis of their discussions with management and their analysis of information provided at and prior to the May Meeting, the Trustees determined that the nature of the Funds and their operations is such that the potential exists for the Adviser to realize economies of scale in the management of the Funds as the Funds grow in size. They were also of the view that these economies of scale were being shared with the Funds by virtue of an advisory fee, set at a relatively low level since the inception of the Trust, that subsumed economies of scale in the fee itself. Furthermore, the Trustees took into consideration the fact that, in order to ensure that if and as the Funds grow in size the economies of scale resulting from this growth would be shared with the Funds, the Adviser and State Street had each previously agreed to institute breakpoints in their respective fee schedules.
Comparison of Fees and Expense Ratios
In order better to evaluate the Funds’ advisory fee, the Independent Trustees requested information with respect to expense ratios and advisory fees of comparable funds, and the Adviser provided: (1) data from Broadridge Financial Solutions, Inc. (“Broadridge”) on peer sector funds, and (2) data obtained from a Broadridge database of peer sector funds. The Independent Trustees also requested, and the Adviser provided, information on the advisory fees charged to other clients with comparable investment objectives, and reviewed the differences in services provided to such clients, including the Adviser’s institutional accounts. The Trustees found that, because of the distinctive nature of the Funds, the universe of comparable funds and accounts was limited. Moreover, they noted that because many ETFs pay a unitary advisory fee, encompassing all or virtually all of the ETFs’ operating expenses, while each Fund’s advisory fee covered only advisory services, as reflected in the materials, the Fund’s advisory fee may appear to be low relative to its ETF peers. The Trustees then reviewed comparable expense ratios and noted that the overall expense ratio of each Fund was below the average of its domestic sector ETF peers, but also noted that each Fund (other than The Real Estate Select Sector SPDR® Fund and The Technology Select Sector SPDR® Fund) continued to be larger than all of its ETF sector peers. The Independent Trustees noted that this had prompted them in past years to request that new breakpoints be added to the fee schedules of both the Agreement and the unitary fee payable under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement. The Trustees noted that at current asset levels, shareholders are benefiting from breakpoints, and should continue to benefit in the future with additional growth in assets.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Conclusion
Based on their review, the Trustees, including a majority of the Independent Trustees, as required by the 1940 Act, concluded that the terms of the Agreement are fair and reasonable and that renewal of the Agreement is in the best interests of each Fund. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, and the Board did not allot a particular weight to any one factor or group of factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for each Fund, the Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Trust’s relationship with the Adviser and State Street was not so profitable as to render the fees at current asset levels excessive, that any additional benefits to the Adviser and/or State Street were not of a magnitude to materially affect the outcome of the Trustees’ conclusions, and that, especially in light of the breakpoints in the Adviser’s and State Street’s fee schedules, the fees paid reflected a sharing of economies of scale with the Funds.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
ASHLEY T. RABUN c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1952	Trustee, Chair of the Board; Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Appointed: October 2015 Elected: October 2021	Retired; President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	11	Chairperson of the Board and Member of the Audit, Nominating and Valuation Committees, Investment Managers Series Trust (2007 - present).
CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1951	Trustee and Vice Chair of the Board, Member of the Audit Committee, Chair of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired; Finance Committee Member, Portland Community College Foundation (January 2001 – present); CPA (Retired).	11	Director, Chair of
Audit Committee
and Member of the
Nominating and
Governance
Committee,
Russell Funds
Complex; Lead
Independent
Director and
Member of the
Audit and
Nominating and
Governance
Committees,
ALPS Series Trust
					(2012 to 2016).
ALLISON GRANT WILLIAMS c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1956	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Retired; Practice Executive, Global Strategic Relationship Management/Asset Management - Corporate & Institutional Services (C&IS) Division, Northern Trust Corporation (2017 – 2021); and Chief Operating Officer & Chief Administrative Officer, Institutional Investor Group, N.A., C&IS Division, Northern Trust Corporation (2016 – 2017).	11	Leadership Advisory
Committee (2019 - present) and
Membership
Committee Chair (2021
- present), Art Institute
of Chicago; Academic Affairs
Chair and
Executive Committee
Member (2018 -
present) and Board of
Trustees and
Investment Committee
Member (2012 -
present), Columbia
College Chicago.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
SHEILA HARTNETT-DEVLIN c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1958	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Retired; Senior Vice President and Head of the U.S. Institutional Business American Century Investments, Inc. (2008 – 2017).	11	Director, South Jersey Industries, Inc. (energy services) (1999 - present) and Director, Mannington Mills (flooring products) (2005 to present).
JAMES JESSEE c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1958	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Retired; Strategic Advisor, MFS Investment Management (2018); and Co-Head, Global Distribution and President MFS Fund Distributors, Inc. (2011 – 2017).	11	Trustee, Yieldstreet Prism
Fund (investment
company) (2019 -
present);
					Trustee, Lanteri Charitable Trust (2018 - present); Director, Regional Board of Directors, BottomLine (charity) (2018 - present); Director, Invest in Others Charitable Foundation (2016 - present); Board Member, Board of Governors, Investment Company Institute (2014 - 2018); Director, Waddell & Reed Financial, Inc. (investment management) (2019 - 2021).
TERESA POLLEY c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1960	Trustee, Chair of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 2021	Terri Polley Consulting (2019 - present); President and Chief Executive Officer of the Financial Accounting Foundation (FAF) (2008 - 2019).	11	Corporator, Fairfield County Bank Corporation (2019 - present); Trustee (2018 to present), Academic Affairs Committee Member (2018 - present), Audit Committee Chair (2021 - present), Executive Committee Member (2021 - present), Finance and Operations Committee Member (2018 - present), St. Francis University; Director (2010 - present), Chair (2015 - 2017), Vice Chair (2013 - 2015), Treasurer (2011 - 2013), Greater Norwalk (CT) Chamber of Commerce; Member (2020 - present), Investment Committee, Connecticut Society of CPAs; Director (2020 - present), Girl Scouts of Connecticut.
R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1946	Trustee, Member of the Audit Committee, Chair of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired.	11	Trustee Emeritus of Lehigh University; Director and Member of the Audit and Nominating Committees, db-X Exchange-Traded Funds, Inc. (2007 - 2015).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
JAMES E. ROSS* c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1965	Trustee	Term: Indefinite Appointed: November 2005 Elected: October 2021	Non-Executive Chairman, Fusion Acquisition Corp. (June 2020 - present); Retired Chairman and Director, SSGA Funds Management, Inc. (2005 - March 2020); Retired Executive Vice President, State Street Global Advisors (2012 - March 2020); Retired Chief Executive Officer and Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - March 2020);Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	132	SSGA SPDR
ETFs Europe I plc
(Director)
(November 2016 -
March 2020); SSGA
SPDR ETFs
Europe II plc
(Director)
(November 2016 -
March 2020); State Street Navigator Securities Lending
Trust (July 2016 - March 2020);
SSGA Funds (January 2014 - March 2020);
State Street Institutional Investment Trust
(February 2007 - March 2020);
					State Street Master Funds (February 2007 - March 2020); Elfun Funds (July 2016 - December 2018).
RORY TOBIN* c/o The Select Sector SPDR Trust One Iron Street Boston, MA 02210 1965	Trustee	Term: Indefinite Elected: October 2021	Executive Vice President and Head of Business EMEA, Head of Global SPDR ETF, Member of the SSGA Global Executive Management Group.	11	None
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross and Mr. Tobin are each an “interested person” of the Trust, as defined in the 1940 Act. Mr. Ross is an “interested person”, because of his former position with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Tobin is an “interested person” because of his position with an affiliate of the Adviser.

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President and Principal Executive Officer	Term: Indefinite Elected: May 2013	Chairman, SSGA Funds Management Inc.(March 2020 - present); President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Indefinite Elected: February 2005	Managing Director, State Street Global Advisors (2005 - present).*
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Treasurer and Principal Financial Officer	Term: Indefinite Elected: November 2007	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Deputy Treasurer	Term: Indefinite Elected: April 2015	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - Present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Deputy Treasurer	Term: Indefinite Elected: February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Indefinite Elected: February 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Indefinite Elected: November 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Indefinite Elected: November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).*
RYAN HILL SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1982	Assistant Treasurer	Term: Indefinite Elected: May 2022	Vice President, State Street Global Advisors ( 2017 - present); State Street Bank and Trust (2008 - 2017).
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Indefinite Elected: May 2022	Vice President, State Street Global Advisors ( 2007 - present); State Street Bank and Trust (1999 - 2007).
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Indefinite Elected: August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).

THE SELECT SECTOR SPDR TRUST
OTHER INFORMATION  (continued)
September 30, 2022 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Indefinite Elected: November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Council, Eaton Vance Corp. (October 2010 - October 2019).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Assistant Secretary	Term: Indefinite Elected: August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti- Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*.
* Served in various capacities and/or with various affiliated entities during the noted time period.
The Trust's Statement of Additional Information (SAI) includes additional information about the Funds' Trustees and is available, without charge, upon request and by calling 1-866-787-2257.

[This Page Intentionally Left Blank]

TRUSTEES
Cheryl Burgermeister
Allison Grant Williams
Sheila Hartnett-Devlin
James Jessee
Teresa Polley
Ashley T. Rabun, Chairperson
James E. Ross, Interested Non-Management Trustee
Rory Tobin, Interested Trustee
R. Charles Tschampion
INVESTMENT MANAGER AND ADMINISTRATOR
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
DISTRIBUTOR
ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
CUSTODIAN, SUB-ADMINISTRATOR AND TRANSFER AGENT
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.

Visit www.sectorspdr.com or call 1-866-SECTOR-ETF (1-866-732-8673)
SPDRSSAR

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) R. Charles Tschampion and Teresa S. Polley are the registrant’s audit committee financial experts. The Board has determined that each of the foregoing persons is “independent” in that, (i) other than in his or her capacity as a member of the Audit Committee and the Board of Trustees of the registrant, he or she has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the registrant, and (ii) he or she is not an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ended September 30, 2022 and September 30, 2021, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $218,196 and $176,000, respectively.

The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-CSR and (5) Rule 17f-2 securities counts.

(b) Audit-Related Fees.

For the fiscal years ending September 30, 2022 and September 30, 2021, there were no fees for assurance and related services that were reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ended September 30, 2022 and September 30, 2021, the aggregate tax fees billed were $24,024 and $60,060, respectively. Tax services related to the review of year-end distribution requirements for the fiscal year ended September 30, 2022 and the review of year-end distribution requirements as well as tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended September 30, 2021.

(d) All Other Fees.

For the fiscal years ended September 30, 2022 and September 30, 2021, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $9,327,125 and $8,904,469, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

(a)

The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting; or

(b)

The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

(c)

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(d)

Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

(e)

Application of De Minimis Exception. The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f) Not applicable.

(g) Total Fees Paid By Adviser and Certain Affiliates

The aggregate non-audit fees billed for by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were as follows:

	FY 2022 (in millions)		FY 2021 (in millions)
Non audit services billed to:
Registrant:	See Item 4	(c)	See Item 4	(c)
Investment Adviser:	—		—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$18.1		$18.4
Tax Fees	$5.4		$4.4
All Other Fees	$14.5		$14.5

(1)	Information is for the calendar years 2022 and 2021, respectively.
(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The members of the registrant’s audit committee are Cheryl Burgermeister, Ashley T. Rabun, Allison Grant Williams, Sheila Harnett-Devlin, James Jessee, Theresa Polley and R. Charles Tschampion.

Item 6. Schedule of Investments.

(a)	The schedule of investments is included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item 13. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2(a) under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(a)(4) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Select Sector SPDR® Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	December 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

By:	/s/ Chad C. Hallett
Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	December 7, 2022